UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. _______)

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SEARCHLIGHT MINERALS CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEARCHLIGHT MINERALS CORP.

June __, 2008

Dear Fellow Stockholders,

It is with great pleasure that I extend a cordial invitation to attend the Annual Meeting of Stockholders of Searchlight Minerals Corp. to be held on July 31, 2008 at 10:00 a.m., local time, at Green Valley Ranch Resort & Casino, (Del Fuego Ballroom), 2300 Paseo Verde Parkway, Henderson, Nevada 89052. Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting of Stockholders and the attached proxy statement.

I welcome this opportunity to bring you up to date regarding important milestones that have been achieved by Searchlight Minerals Corp. during the past 18 months.

The following technical, financial and operational milestones are indicative of our accomplishments during the year ended December 31, 2007:

•	Acquisition of 100% ownership of the Clarkdale Slag Project in central Arizona;

•	Commencement of construction on our initial 100-250 ton-per-day (tpd) commercial production module at the Clarkdale Slag Project;

•	Continued collection and metallurgical analyses, by independent engineers, of bulk samples from our Searchlight Gold Project in southeastern Nevada;

•	Completion of capital raises that contributed an aggregate of $27.3 million in additional equity to the Company’s balance sheet; and

•	Recruitment of a highly qualified operations team in Clarkdale.

Since the end of last year, we have continued to make steady progress at Clarkdale, and we expect to transition from construction to production before the end of 2008. We have come a long way since independent engineers, operating in accordance with chain-of-custody procedures, completed a drilling program and subsequent metallurgical analyses of slag pile samples in 2006 and 2007. Their analyses estimated that the slag pile is comprised of approximately 20.2 million tons of material that contains approximately 0.50 ounces of gold per ton, along with silver, copper, zinc and a ferro silicate byproduct.

The engineering and operational complexities associated with the initial Clarkdale production module have proven very challenging, and we have engaged over fifty consultants and equipment suppliers from around the world to collaborate in the development, design, construction and installation of the module. This module is intended to demonstrate the commercial feasibility of our metals extraction process and set the stage for ultimate expansion to a 2,000 tpd production facility. We are currently completing a large-scale demolition and grading project that will clear approximately twelve acres of land immediately adjacent to the slag pile. This reclaimed parcel will serve as the central location for the improvements that will house our full-scale production modules.

Exploration activity at our Searchlight Gold Project near Searchlight, Nevada, should accelerate in coming months. We have acquired 100% ownership of the project claims, which we consider prospective for the commercial production of gold from placer deposits on the 3,200-acre property. Independent engineers have collected and analyzed chain-of-custody bulk surface samples indicating the presence of gold (0.30 to 0.40 ounces per ton). While we have not been in a position to conduct a more comprehensive drilling program to determine the depth of mineralization at the project, we intend to submit our Plan of Operations to the U.S. Bureau of Land Management (BLM) in the third quarter of 2008. Our goal is to proceed with an 18-hole drilling program to further analyze the project’s feasibility as soon as we receive approval of our Plan of Operations from the BLM.

We successfully raised an additional $5.3 million in equity during the first quarters of 2008, bringing the total equity financing to almost $45 million over the past two and a half years. With approximately $17 million in cash at the end of the first quarter of 2008, we are financially well-positioned for the transition to production at Clarkdale and for the pursuit of additional exploratory drilling at Searchlight.

In closing, I would reiterate that our primary focus continues to be bringing the Clarkdale production module on line in a timely manner and that we have committed adequate resources towards the achievement of this objective. I would also like thank our stockholders, board of directors, employees, advisors and vendors for supporting our efforts during the past year. We are committed to the enhancement of value for all of our stockholders, and I look forward to reporting to you upon our further progress during the coming months.

We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Ian R. McNeil

Ian R. McNeil
President and Chief Executive Officer

SEARCHLIGHT MINERALS CORP.
Suite 120 - 2441 West Horizon Ridge Pkwy.
Henderson, Nevada 89052
(702) 939-5247

JUNE __, 2008

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on July 31, 2008

The Annual Meeting of Stockholders of Searchlight Minerals Corp. will be held on July 31, 2008 at 10:00 a.m., local time, at Green Valley Ranch Resort & Casino, (Del Fuego Ballroom), 2300 Paseo Verde Parkway, Henderson, Nevada 89052, for the following purposes:

1.
The election of one director assigned to Class III of the Board of Directors of Searchlight for three year terms expiring at the 2011 Annual Meeting of Stockholders or until his successors are duly elected and qualified.

2.	To consider and vote upon an amended and restated articles of incorporation to authorize a class of up to 40,000,000 shares of preferred stock.

3.	To consider and vote upon an amended and restated articles of incorporation to limit liability of directors and officers and permit indemnification of directors, officers and certain other persons.

4.	To adopt our 2008 Stock Incentive Award Plan (the “2008 Incentive Plan”) and to reserve up to 3,250,000 shares of common stock for issuance under the 2008 Incentive Plan.

5.	To adopt our 2008 Equity Incentive Plan for Directors (the “2008 Directors Plan”) and to reserve up to 750,000 shares of common stock for issuance under the 2008 Directors Plan.

6.	To transact such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors has fixed the close of business on June 20, 2008 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting. Each share of Searchlight common stock is entitled to one vote on all matters presented at the Annual Meeting.

Your vote is important. Whether or not you expect to attend the Annual Meeting in person, please vote by completing, signing and dating the enclosed proxy card and returning it promptly in the postage-paid reply envelope provided. The proxy is revocable by you at any time prior to its use at the Annual Meeting. If you are a holder of record, you may also cast your vote in person at the Annual Meeting. If you receive more than one proxy card because your shares are registered in different names or addresses, each proxy card should be signed and returned to ensure that all your shares will be voted at the Annual Meeting. If your shares are held at a brokerage firm or a bank, you must provide them with instructions on how to vote your shares.

By Order of the Board of Directors

/s/ Ian R. McNeil
Ian R. McNeil
President and Chief Executive Officer

Henderson, Nevada
June __, 2008

TABLE OF CONTENTS

Page

ABOUT THE ANNUAL MEETING	1

PROPOSAL NO. 1 ELECTION OF DIRECTORS	5

PROPOSAL NO. 2 RESTATED ARTICLES OF INCORPORATION TO AUTHORIZE CLASS OF PREFERRED STOCK	7

PROPOSAL NO. 3 RESTATED ARTICLES OF INCORPORATION TO LIMIT LIABILITY OF DIRECTORS AND OFFICERS AND PERMIT INDEMNIFICATION OF DIRECTORS, OFFICERS AND CERTAIN OTHER PERSONS	9

PROPOSAL NO. 4 APPROVAL OF 2008 STOCK INCENTIVE AWARD PLAN	12

PROPOSAL NO. 5 APPROVAL OF 2008 EQUITY INCENTIVE PLAN FOR DIRECTORS	16

CORPORATE GOVERNANCE	19

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	22

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	23

EXECUTIVE COMPENSATION	25

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	28

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	31

PRINCIPAL AUDITOR FEES AND SERVICES	31

OTHER MATTERS	32

STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING OF STOCKHOLDERS	32

NO INCORPORATION BY REFERENCE OF CERTAIN PORTIONS OF THIS PROXY STATEMENT	33

APPROVAL OF THE BOARD OF DIRECTORS	34

APPENDIX A - RESTATED ARTICLES OF INCORPORATION

APPENDIX B -2008 STOCK INCENTIVE AWARD PLAN

APPENDIX C -2008 EQUITY INCENTIVE PLAN FOR DIRECTORS

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 31, 2008

We are providing these proxy materials in connection with our Annual Meeting of Stockholders. This proxy statement and the accompanying proxy card were first mailed to the stockholders on or about July __, 2008. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

ABOUT THE ANNUAL MEETING

Q:	Who is soliciting my vote?

A:	Our Board of Directors is soliciting your vote at the Annual Meeting of Stockholders.

Q:	What is the purpose of the Annual Meeting?

A:	You will be voting on five proposals:

•	To elect one director assigned to Class III of the Board of Directors

•	To vote upon an amendment and restatement of our Articles of Incorporation to authorize a class of up to 40,000,000 shares of preferred stock.

•	To vote upon an amendment and restatement of our Articles of Incorporation to limit liability of directors and officers and permit indemnification of directors, officers and certain other persons.

•	To approve the 2008 Incentive Plan and to reserve up to 3,250,000 shares of common stock for issuance under the 2008 Incentive Plan.

•	To approve the 2008 Directors Plan and to reserve up to 750,000 shares of common stock for issuance under the 2008 Directors Plan.

We will also consider any other business that may properly come before the Annual Meeting.

Q:	What is the Board of Directors’ recommendations?

A:	The Board of Directors recommends a vote:

•	FOR the election of the one nominee for director assigned to Class III of the Board of Directors.

•	FOR the amendment and restatement of our Articles of Incorporation to authorize a class of up to 40,000,000 shares of preferred stock.

•	FOR the amendment and restatement of our Articles of Incorporation to limit liability of directors and officers and permit indemnification of our directors, officers and certain other persons.

•	FOR the approval of the 2008 Incentive Plan and to reserve up to 3,250,000 shares of common stock for issuance under the 2008 Incentive Plan.

•	FOR the approval of the 2008 Directors Plan and to reserve up to 750,000 shares of common stock for issuance under the 2008 Directors Plan.

Q:	Who is entitled to vote at the Annual Meeting?

A:
The Board of Directors set June 20, 2008 as the record date for the Annual Meeting (the “record date”). All stockholders who owned Searchlight common stock at the close of business on June 20, 2008 may attend and vote at the Annual Meeting.

Q:	How many votes do I have?

A:
You will have one vote for each share of common stock you owned at the close of business on the record date, provided those shares are either held directly in your name as the stockholder of record or were held for you as the beneficial owner through a broker, bank or other nominee.

Q:	Is cumulative voting permitted for the election of directors?

A:	No. You may not cumulate your votes for the election of directors.

Q:	What is the difference between holding shares as a stockholder of record and beneficial owner?

A:
Many stockholders of Searchlight hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Pacific Stock Transfer Company, you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you by Searchlight. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use.

Beneficial Owner. If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker, bank or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you request, complete and deliver a proxy from your broker, bank or nominee. Your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee regarding how to vote your shares.

Q.	How do I vote?

A.
Your vote is important. You may vote by mail or by attending the Annual Meeting and voting by ballot. If you choose to vote by mail, simply mark your proxy, date and sign it, and return it to our transfer agent, Pacific Stock Transfer Company, 500 East Warm Springs Road, Suite 240, Las Vegas, Nevada 89119, in the postage-paid envelope provided.

Submitting your completed proxy card will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting. You should allow yourself enough time prior to the Annual Meeting to obtain this proxy from the holder of record.

The shares represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting. If you sign and return your proxy card but do not give voting instructions, the shares represented by that proxy card will be voted as recommended by the Board of Directors.

Q.	How many votes can be cast by all stockholders?

A.	Each share of our common stock is entitled to one vote. There is no cumulative voting. We had 104,328,409 shares of common stock outstanding and entitled to vote on the record date.

Q:	How many votes must be present to hold the Annual Meeting?

A:
A majority of the outstanding shares of common stock as of the record date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This is called a “quorum.” Shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting or a proxy card has been properly submitted by you or on your behalf. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

Q:	What are the voting requirements with respect to each of the proposals?

A:
Proposal 1 – Election of Directors. Directors are elected by a plurality of the votes cast. This means that the one individual nominated for election to the Board of Directors who receives the most “FOR” votes (among votes properly cast in person or by proxy) will be elected. Nominees do not need to receive a majority to be elected. If you withhold authority to vote with respect to the election of some or all of the nominees, your shares will not be voted with respect to those nominees indicated. Your shares will be counted for purposes of determining whether there is a quorum, but it will have no effect on the election of those nominees.

Proposal 2 – Amendment and Restatement of the Articles of Incorporation to Authorize a Class of up to 40,000,000 Shares of Preferred Stock. The affirmative vote of a majority of the shares of common stock issued and outstanding as of the record date is required to approve the proposal to amend and restate the Articles of Incorporation to authorize a class of up to 40,000,000 shares of preferred stock.

Proposal 3 – Amendment and Restatement of the Articles of Incorporation to Limit Liability of Directors and Officers and Permit Indemnification of Directors, Officers and Certain Other Persons. The affirmative vote of a majority of the shares of common stock issued and outstanding as of the record date is required to approve the proposal to amend and restate the Articles of Incorporation to limit liability of directors and officers and permit indemnification of directors, officers and certain other persons.

Proposal 4 – Approval of the Searchlight 2008 Stock Incentive Award Plan. To be approved by stockholders, this proposal must receive the affirmative “FOR” vote of a majority of the votes cast affirmatively or negatively on this proposal at the annual meeting.

Proposal 5 - Approval of the Searchlight 2008 Equity Incentive Plan for Directors. To be approved by stockholders, this proposal must receive the affirmative “FOR” vote of a majority of the votes cast affirmatively or negatively on this proposal at the annual meeting.

Q:	What if I do not vote for the items listed on my proxy card?

A:
If you hold shares in your name and you return your signed proxy card in the enclosed envelope but do not mark selections, it will be voted in accordance with the recommendations of the Board of Directors. If you indicate a choice with respect to any matter to be acted upon on your proxy card, the shares will be voted in accordance with your instructions. With respect to any other matter that properly comes before the Annual Meeting, the proxyholders will vote as recommended by our Board of Directors, or if no recommendation is given, in their own discretion.

If you are a beneficial owner and hold your shares in street name through a broker and do not return the voting instruction card, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under applicable rules, brokers have the discretion to vote on routine matters, such as the uncontested election of directors. As a result:

•	Your broker will have the authority to exercise discretion to vote your shares with respect to Proposal 1 (election of directors) because that proposal involves matters that are considered routine.

•
Your broker will not have the authority to exercise discretion to vote your shares with respect to Proposals 2 and 3 (proposals to amend and restate the Articles of Incorporation), Proposal 4 (approval of the 2008 Stock Incentive Award Plan) and Proposal 5 (approval of the 2008 Equity Incentive Plan for Directors), because they involve matters that are considered non-routine.

As the proposals to be acted upon at the Annual Meeting include both routine and non-routine matters, the broker will turn in a proxy card for uninstructed shares that votes “FOR” the election of directors, but expressly states that the broker is NOT voting on the remaining proposals. The votes with respect to the remaining proposals in this case are referred to as “broker non-votes.” In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, although broker non-votes are counted for purposes of determining a quorum, broker non-votes will not otherwise affect the outcome of any matter being voted on at the annual meeting, except that with respect to Proposals 2 and 3, which requires the affirmative vote of a majority of the issued and outstanding shares of common stock issued and outstanding as of the record date for approval, broker non-votes will effectively count as votes against such proposal.

Q:	Can I change or revoke my vote after I return my proxy card?

A:
Yes. Even if you sign the proxy card in the form accompanying this proxy statement, you retain the power to revoke your proxy. You can revoke your proxy at any time before it is exercised by giving written notice to the Corporate Secretary of Searchlight specifying such revocation.

Q:	What does it mean if I receive more than one proxy?

A:	It generally means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy cards you receive.

Q:	Who can attend the Annual Meeting?

A:	All stockholders as of the record date, or their duly appointed proxies, may attend.

Q:	What do I need to bring to the Annual Meeting and when should I arrive?

A:
In order to be admitted to the Annual Meeting, a stockholder must present proof of ownership of our common stock on the record date. If your shares are held in the name of a bank, broker or other holder of record, a brokerage statement or letter from a bank or broker is an example of proof of ownership. Any holder of a proxy from a stockholder must present the proxy card, properly executed, to be admitted. Stockholders and proxyholders must also present a form of photo identification such as a driver’s license.

The Annual Meeting will be held at 10:00 a.m., local time, at Green Valley Ranch Resort & Casino, (Del Fuego Ballroom), 2300 Paseo Verde Parkway, Henderson, Nevada 89052. Admission to the Annual Meeting will be limited. In order to ensure that you are seated by the commencement of the Annual Meeting at 10:00 a.m., we recommend you arrive early.

Q:	Who pays for the proxy solicitation and how will our Board of Directors solicit votes?

A:
We will bear the expense of printing and mailing proxy materials. In addition to this solicitation of proxies by mail, our directors, officers and other employees may solicit proxies by personal interview, telephone, facsimile or email. They will not be paid any additional compensation for such solicitation. We will request brokers and nominees who hold shares of our common stock in their names to furnish proxy material to beneficial owners of the shares. We may reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners.

Q:	How can I obtain a copy of our 2007 Annual Report on Form 10-KSB?

A:
A copy of our 2007 Annual Report on Form 10-KSB is being mailed with this proxy statement to each stockholder of record. Stockholders not receiving a copy of the Annual Report may obtain one without charge. Requests and inquiries should be addressed to: Searchlight Minerals Corp., Suite 120 - 2441 West Horizon Ridge Pkwy., Henderson, Nevada, 89052, Attn: Corporate Secretary.

Q:	How do I find out the voting results?

A:
Preliminary voting results will be announced at the Annual Meeting, and the final voting results will be published in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2008, which we will file with the Securities and Exchange Commission (“SEC”).

PROPOSAL NO. 1
ELECTION OF DIRECTORS

General

Our bylaws provide that the terms of office of the members of our board of directors be divided into three classes, Class I, Class II and Class III, the members of which serve for a staggered three-year term. The terms of the current Class I, Class II and Class III directors are set to expire at the next annual meeting of stockholders in 2010, 2009 and 2008, respectively. At each annual meeting of stockholders, directors chosen to succeed those whose terms then expire are elected for a term of office expiring at the third succeeding annual meeting of stockholders after their election or until their successors are elected and qualify, subject to their prior death, resignation or removal. Our board presently consist of four directors. One director serves in each class except for Class II, which has two directors.

At the Annual Meeting, one director comprising the Class III directors is to be elected. The Board of Directors has proposed the nominee listed below for election as Class III directors to serve until the 2011 Annual Meeting or until his successor is duly elected and qualified. All of the nominees listed below currently serve as Class III directors on our Board of Directors and all of the nominees were recommended for re-election by our Board of Directors.

Unless otherwise specified in the accompanying form of proxy, proxies solicited hereby will be voted for the election of the nominees listed below. Each of the nominees has agreed to serve for a three year term. If any of them should become unable to serve as a director, the Board of Directors may designate a substitute nominee. In that case, the proxies will be voted for the substitute nominee or nominees to be designated by the Board of Directors. If no substitute nominees are available, the size of the Board of Directors will be reduced.

There are no arrangements or understandings between Searchlight and any person pursuant to which such person has been elected as a director. Ian R. McNeil, our President, Chief Executive Officer and a member of our board of directors is the brother in law of Carl S. Ager, our Vice President, Secretary and Treasurer and a member of our board of directors. Other than for these relationships, none of our directors or executive officers are related to one another.

Our board members are encouraged to attend meetings of the board of directors and the annual meeting of stockholders. The board of directors held 13 meetings and adopted approximately 25 unanimous written consents in lieu of meetings in 2007. Officers serve at the discretion of the board of directors.

Set forth below is certain information with respect to each nominee for election as a Class III director:

Name	Age	Position Held
Robert D. McDougal	76	Director (Class III)

Business Experience of Nominees

Robert D. McDougal, Director. Mr. McDougal has been a member of our board of directors since July 25, 2006. He is a Certified Public Accountant. He began practicing public accounting in 1973 and established his own practice in 1981. The major portion of the practice is with mining and mining related clients including public companies, private companies, partnerships and individuals. He was a director and officer of GEXA Gold Corporation, a publicly traded mining company, from 1985 to 2001. Mr. McDougal was one of the founders of Millennium Mining Corporation which has been merged into Gold Summit Corporation, a publicly traded company. He is the managing partner of GM Squared, LLC, which holds numerous mining claims. He also serves as the chief financial officer and a director of Ireland Inc., a publicly traded exploration stage company primarily focused on the acquisition and exploration of mining properties, of which Nanominerals Corp., a privately owned Nevada corporation, and one of our principal stockholders is the principal stockholder. He served on the Nevada Society of Certified Public Accountants Committee on Natural Resources for seven years, four years as chairman. Prior to this time, Mr. McDougal served 20 years in the United States Air Force, retiring with the rank of Major.

Other Directors and Executive Officers

The following table sets forth information concerning our Class I and Class II directors and our executive officers:

Name	Age	Position Held
Ian R. McNeil	36	Director (Class I), Chief Executive Officer and President
Carl S. Ager	33	Director (Class II), Vice President, Secretary and Treasurer
Melvin L. Williams	47	Chief Financial Officer
Harry B. Crockett	67	Director (Class II)

Ian R. McNeil, Chief Executive Officer, President and Director. Mr. McNeil has been a member of our board of directors since July 25, 2005 and our Chief Executive Officer and President since October 7, 2005. Mr. McNeil has been involved in starting his own businesses and has worked in executive positions for both large and small companies. Mr. McNeil graduated with a Bachelor of Commerce degree from the University of Victoria in 1996. In 1997, Mr. McNeil founded McNeil Enterprises, a British Columbia based small business consulting company that specialized in business plan creation and event management. In 1998, Mr. McNeil co-founded a private furniture, manufacturing and retail company based in Langley, British Columbia. From June 2003 until June 2007, Mr. McNeil served as president and a director of Nanominerals Corp., a privately owned Nevada corporation, and one of our principal stockholders, which operates in the business of precious metal exploration and development. During his time at Nanominerals, Mr. McNeil helped define much of the corporate strategy, raised money and ran the day to day operations. Prior to joining Nanominerals, Mr. McNeil was the director of operations for the eSolutions division of Telus Corporation (2000-2003) a large telecommunications company based in Canada. While at Telus. Mr. McNeil managed a team of over a 100 people spread over three geographical offices. Telus provides a wide range of wireline and wireless telecommunications products and services including data, Internet Protocol (IP), voice, video and entertainment services.

Carl S. Ager, Vice President, Secretary and Treasurer. Mr. Ager has been a member of our board of directors since July 25, 2005 and our Vice President, Secretary and Treasurer since October 7, 2005. In 1997, Mr. Ager obtained his Bachelor of Applied Sciences – Engineering Geophysics degree from Queen’s University in Kingston, Ontario. Since January, 2003, Mr. Ager has been President of CSA Management Corp, a private Nevada corporation which provides consulting services, including business planning and administration. However, CSA has not had active operations since 2005. Mr. Ager also served as Vice President and a director of Nanominerals from June 2003 until June 2007. Prior to joining Nanominerals and CSA Management, Mr. Ager’s experience included working as an investment executive for Scotia McLeod, one of Canada’s leading full-service brokerage firms (2000-2002).

Melvin L. Williams, Chief Financial Officer. Mr. Williams has been our Chief Financial Officer since June 14, 2006. Mr. Williams is a certified public accountant with over 20 years' experience in the public accounting industry with the firm of Cupit, Milligan, Ogden and Williams in Reno, Nevada. During this period, he provided auditing, consulting, merger/acquisition, valuation and tax services to private and publicly traded companies in the manufacturing, technology, mining, healthcare and service industries, as well as to various non-profit organizations. From 1984 until 1987, Mr. Williams served on the accounting staff of the University of Oregon Foundation, a private fund raising entity that also maintains endowment and trust investments for the continuing support of the University. Mr. Williams, a member of the American Institute of Certified Public Accountants (AICPA) since 1989, is also a member of the Nevada Society of CPAs (NSCPA) and the Institute of Management Accountants (IMA). He earned a Bachelor of Business Administration degree at the University of Oregon in 1983.

Harry B. Crockett, Director. Mr. Crockett has been a member of our board of directors since February 16, 2007. Mr. Crockett is the managing member of Verde River Iron Company, LLC, a private Nevada limited liability company, which was our prior joint venture partner on the Clarkdale Slag Project and the prior owner of the Clarkdale Slag Project. Mr. Crockett serves as a court appointed receiver serving various Superior Courts throughout California having served in this capacity over the last 15 years. Mr. Crockett has previously served as an Executive Vice President of American Savings, specializing in troubled debt and troubled assets, as well as serving as Chairman of the Make a Wish foundation of San Joaquin County, a charitable foundation serving the needs of terminally ill children. Mr. Crockett holds a Bachelor of Arts degree from Golden Gate University in San Francisco, California and a California Real Estate Brokers license. Mr. Crockett also has a pilot license with a single and multi engine land and instrument ratings.

Vote Required

Directors are elected by a plurality of the votes cast. This means that the one individual nominated for election to the Board of Directors who receives the most FOR votes (among votes properly cast in person or by proxy) will be elected. Nominees do not need to receive a majority to be elected.

Recommendation of the Board of Directors

The Board of Directors recommends that stockholders vote FOR the election of the one nominee to the Board of Directors.

PROPOSAL NO. 2
AMENDMENT AND RESTATEMENT OF ARTICLES OF INCORPORATION TO AUTHORIZE CLASS
OF PREFERRED STOCK

General

On June 11, 2008, the Board of Directors approved a proposal to adopt a Restated Articles of Incorporation, subject to stockholder approval. If approved, the Restated Articles of Incorporation will become our governing instrument and will differ in several respects from the current Articles of Incorporation. The description herein is a summary of the material differences between the current Articles of Incorporation and the Restated Articles of Incorporation, and is subject to and qualified by the complete text of the Restated Articles of Incorporation, which is included as Appendix A. Stockholders should carefully review the Restated Articles of Incorporation to determine the nature and desirability of the proposed changes.

The proposed Restated Articles of Incorporation will have the effect of: (a) authorizing a class of up to 40,000,000 shares of preferred stock, and (b) limiting liability of our directors and officers and providing indemnification of our directors, officers and certain other persons. The proposal to authorize a class of preferred stock is the subject of this Proposal 2. The proposal to permit extensive indemnification of directors and officers is the subject of this Proposal 3 below.

These proposals will be voted upon separately by our stockholders at the Annual Meeting and will be discussed in detail below within the specific proposals. Any of these proposals which are approved by our stockholders will be adopted in the Restated Articles of Incorporation, and any proposals, which are not approved by our stockholders, will be excluded from such documents.

If our stockholders approve this Proposal 2, but not Proposal 3, the Restated Articles of Incorporation will authorize a class of up to 40,000,000 shares of preferred stock, but will not contain provisions for limiting liability of our directors and officers and for indemnification of our directors, officers and certain other persons, to the maximum extent permitted by applicable Nevada law.

If our stockholders do not approve this Proposal 2, but only approve Proposal 3, the Restated Articles of Incorporation will contain provisions for limiting liability of our directors and officers and for indemnification of our directors, officers and certain other persons, to the maximum extent permitted by applicable Nevada law, but will not authorize a class of up to 40,000,000 shares of preferred stock.

If our stockholders do not approve either Proposal 2 or Proposal 3, the Restated Articles of incorporation will not be adopted and we will continue to be governed by our existing Articles of Incorporation, as amended to date.

Authorization of Class of Preferred Stock

Our current Articles of Incorporation authorize the issuance of up to 400,000,000 shares of common stock, par value $0.001 per share. The current Articles of Incorporation do not include a provision for the authorization of a class of preferred stock. This Proposal 2 seeks the approval of our stockholders to authorize a class of up to 40,000,000 shares of preferred stock, par value $0.001 per share.

The Board of Directors has approved the authorization of a class of up to 40,000,000 shares of preferred stock, commonly known as “blank check” preferred stock. The preferred stock may be issued from time to time in one or more series, and the Board of Directors, without further approval of our stockholders, is authorized to fix the relative rights, preferences, privileges and restrictions applicable to each series of preferred stock. Such shares of preferred stock, if and when issued, may have rights, powers and preferences superior to those of our common stock. Although there are no current plans, commitments or understandings, written or oral, to issue any preferred stock, in the event of any issuances, the holders of common stock will not have any preemptive or similar rights to acquire any preferred stock.

In the event that our stockholders approve this Proposal 2, the Restated Articles of Incorporation will include a provision to authorize a class of up to 40,000,000 shares of preferred stock.

Potential Anti-Takeover Effect

The proposed amendment to authorize a class of preferred stock could, under certain circumstances, have an anti-takeover effect. For example, in the event of a hostile attempt to take over control of us, it may be possible for us to endeavor to impede the attempt by issuing shares of preferred stock, thereby diluting or impairing the voting power of the other outstanding shares of common stock and increasing the potential costs to acquire control of us. The amendment therefore may have the effect of discouraging unsolicited takeover attempts, thereby potentially limiting the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed amendment may have the effect of permitting our current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our business.

This Proposal 2 is not being submitted as a result of or in response to any known accumulation of stock or threatened takeover or attempt to obtain control of us by means of a business combination, tender offer, solicitation in opposition to management or otherwise by any person. We have no present plans to implement or propose any additional measures or bylaws having anti-takeover effects.

Vote Required

Under our articles of incorporation and Nevada law, this Proposal 2 to amend and restate our certificate of incorporation to authorize a class of up to 40,000,000 shares of preferred stock must be approved by the affirmative vote of the holders of a majority of the issued and outstanding shares of our common stock.

Recommendation of the Board of Directors

The Board of Directors Recommends a Vote FOR to this proposal to amend and restate our articles of incorporation to authorize a class of up to 40,000,000 shares of preferred stock.

PROPOSAL NO. 3
AMENDMENT AND RESTATEMENT OF ARTICLES OF INCORPORATION TO LIMIT LIABILITY
OF DIRECTORS AND OFFICERS AND PERMIT INDEMNIFICATION OF DIRECTORS, OFFICERS
AND CERTAIN OTHER PERSONS

General

The proposed Restated Articles of Incorporation will contain provisions for limiting liability of our directors and officers under certain circumstances and for permitting indemnification of directors, officers and certain other persons, to the maximum extent permitted by applicable Nevada law. The inclusion of these provisions could operate to the potential disadvantage of our stockholders. For example, their inclusion may have the effect of reducing the likelihood of our recovering monetary damages from directors and officers as a result of derivative litigation against directors for breach of their duty of care, even though such an action, if successful, might otherwise have benefited us and our stockholders. In addition, if the limitation on liability provision is part of the Restated Articles of Incorporation, our stockholders will forego potential causes of action for breach of duty of care involving grossly negligent business decisions, including those relating to attempts to a change control.

Our current Bylaws include provisions for indemnification of our directors, officers and certain other persons, to the fullest extent permitted by applicable Nevada law. However, our Bylaws may be amended by the vote of either the Board of Directors or our stockholders. If we adopt these provisions in our Restated Articles of Incorporation, these provisions may only be amended by the vote of both the Board of Directors and our stockholders. Therefore, if Proposal 3 is approved, the future amendment of such provisions as part of the Articles of Incorporation will be more difficult to achieve.

Further, under the proposed Restated Articles of Incorporation with respect to the limitation of liability of our directors and officers or indemnification of our directors, officers and such other persons, neither any amendment or repeal of these provisions nor the adoption of any inconsistent provision of our Articles of Incorporation, will eliminate or reduce the effect of these provisions, in respect of any matter occurring, or any action, suit or proceeding accruing or arising or that, but for these provisions, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

The members of the Board of Directors and our officers have a personal interest in seeing that the limitation on liability and indemnification provisions are included as a part of the proposed Restated Articles of Incorporation.

Limitation of Liability of Directors and Officers.

Article VII of the proposed Restated Articles of Incorporation limits the liability of our directors and officers under certain circumstances. Article VII provides that no director or officer shall be individually liable to us or our stockholders or creditors for any damages as a result of any act or failure to act in his capacity as a director or officer, provided, that the foregoing clause shall not apply to any liability of a director or officer for any act or failure to act for which Nevada law proscribes this limitation and then only to the extent that this limitation is specifically proscribed. Any repeal or modification of the foregoing provision shall not adversely affect any right or protection of a director existing at the time of such repeal or modification.

Section 78.138(7) of the Nevada Revised Statues provides, with limited exceptions, or unless the articles of incorporation or an amendment thereto provide for greater individual liability, that a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that:

•	his act or failure to act constituted a breach of his fiduciary duties as a director or officer; and

•	his breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

Indemnification of Directors, Officers and Certain Other Persons

Article VII of the proposed Restated Articles of Incorporation of the proposed Restated Articles of Incorporation permits us to indemnify our directors, officers and such other persons to the fullest extent permitted under Nevada law. Our current Bylaws include provisions for the indemnification of our directors, officers and certain other persons, to the fullest extent permitted by applicable Nevada law.

Section 78.7502 of the Nevada Revised Statutes permits a corporation to indemnify its directors, officers and certain other persons, as follows:

1. A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he:

•	is not liable pursuant to Nevada Revised Statues 78.138; or

•
acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person is liable pursuant to Nevada Revised Statutes 78.138 or did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, or that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

2. A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he:

•	is not liable pursuant to Nevada Revised Statutes 78.138; or

•	acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation.

Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

3. To the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections 1 and 2 above, or in defense of any claim, issue or matter therein, the corporation shall indemnify him against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense.

In addition, Section 78.751 of the Nevada Revised Statutes permits a corporation to indemnify its directors, officers and certain other persons, as follows:

1. Any discretionary indemnification pursuant to Nevada Revised Statues 78.7502, unless ordered by a court or advanced pursuant to subsection 2, may be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

•	by the stockholders;

•	by the board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding;

•	if a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion; or

•	if a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

2. The articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions of this subsection do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

3. The indemnification pursuant to Nevada Revised Statues 78.7502 and advancement of expenses authorized in or ordered by a court pursuant to this section:

•
does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to Nevada Revised Statues 78.7502 or for the advancement of expenses made pursuant to subsection 2, may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

•	continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

Effect of Future Amendments to or Repeal of Articles of Incorporation

Under the proposed Restated Articles of Incorporation with respect to the limitation of liability of our directors and officers or indemnification of our directors, officers and such other persons, neither any amendment or repeal of these provisions nor the adoption of any inconsistent provision of our Articles of Incorporation, will eliminate or reduce the effect of these provisions, in respect of any matter occurring, or any action, suit or proceeding accruing or arising or that, but for these provisions, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

Vote Required

Under our Articles of Incorporation and Nevada law, this Proposal 3 to amend and restate our certificate of incorporation to contain provision for limiting liability of our directors and officers under certain circumstances and for permitting indemnification of our directors, officers and certain other persons, to the maximum extent permitted by applicable Nevada law, must be approved by the affirmative vote of the holders of a majority of the issued and outstanding shares of our common stock.

Recommendation of the Board of Directors

The Board of Directors Recommends a Vote FOR to this proposal to amend and restate our articles of incorporation to contain provision for limiting liability of our directors and officers under certain circumstances and for permitting indemnification of our directors, officers and certain other persons, to the maximum extent permitted by applicable Nevada law.

PROPOSAL NO. 4
APPROVAL OF SEARCHLIGHT 2008 STOCK INCENTIVE AWARD PLAN

The 2008 Stock Incentive Award Plan for Employees and Service Providers (“2008 Incentive Plan”) was adopted by our Board of Directors on June 11, 2008, subject to approval by our stockholders. The description herein is a summary of the 2008 Incentive Plan, and is subject to and qualified by the complete text of the 2008 Incentive Plan, which is included as Appendix B.

Management believes that the 2008 Incentive Plan is a key component of its total compensation package intended to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to employees, directors, and other service providers.

Stockholder approval of the 2008 Incentive Plan is being sought in order that (i) the shares reserved for issuance under the 2008 Incentive Plan may be listed on a qualified stock exchange; (ii) we may grant options that qualify as statutory incentive stock options under the Internal Revenue Code of 1986, as amended (the “Code”), or that are nonstatutory stock options, and (iii) compensation attributable to equity-based awards will qualify as performance-based compensation, exempt from the limits on deductibility for federal income tax purposes of certain corporate payments to executive officers.

Summary of the 2008 Incentive Plan

The 2008 Incentive Plan provides for grants to our employees and service providers of options to purchase shares of our common stock (the “Stock Options”), rights to receive the appreciation in value of common shares (the “Share Appreciation Rights”), awards of common shares subject to vesting and other restrictions on transfer (the “Restricted Shares”), and other awards based on common shares (the “Other Share-Based Awards”) (all such rights are collectively referred to as “Awards”).

Under the terms of the 2008 Incentive Plan, Awards may be granted with respect to an aggregate of not more than 3,250,000 common shares. Under the 2008 Incentive Plan, no participant may receive Awards with respect to more than 500,000 common shares during any calendar year.

The 2008 Incentive Plan will promote our long-term growth and profitability by enabling us to attract, retain and reward key employees and service providers, and to strengthen the mutuality of interest of such employees and service providers and our stockholders by providing additional compensation to such individuals for their services in the form of equity-based incentives. Our employees and service providers will be eligible to participate in the 2008 Incentive Plan (although only employees will be eligible to receive statutory incentive stock options, as defined under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”)).

The Compensation Committee acts as the Administrator of the 2008 Incentive Plan (unless the Board designates another Committee to act as administrator). The Compensation Committee (or other designated Committee) will determine who receives Awards, the type and amount of Awards, the consideration, if any, to be paid for Awards, the timing of Awards and the terms and conditions of Awards. In its sole discretion, the Compensation Committee will have the authority and power to prescribe, amend and rescind rules and regulations relating to the 2008 Incentive Plan and to construe and interpret the terms of the 2008 Incentive Plan and any Award issued under the 2008 Incentive Plan. Subject to any stockholder approval requirement of any applicable stock exchange on which our common stock may trade or applicable law, the Board may amend, alter, suspend or terminate the 2008 Incentive Plan or the rules, guidelines and practices governing those 2008 Incentive Plan.

Terms of Stock Options

The Compensation Committee may grant Stock Options that (i) qualify as statutory incentive stock options under Code Section 422A, (ii) do not qualify as statutory incentive stock options, or (iii) both. To qualify as a statutory incentive stock option, a Stock Option must meet certain requirements set forth in the Code. Stock Options are evidenced by an option agreement in the form approved by the Administrator. In addition, the Administrator may make grants of restricted stock, stock appreciation rights, and performance stock, in tandem or individually, or in any combination thereof, all of which must be granted under individual Award agreements between us and the recipient of such Awards.

Stock Options will be exercisable and will vest at such time or times as the Administrator determines at the time of grant. In addition, if any Stock Option is exercisable or becomes vested only in installments or after specified exercise dates, the Administrator may waive such exercise provisions and accelerate any exercise date based upon such factors as the Administrator will determine in its sole discretion. No Stock Options are transferable by the participants other than (i) by will or by the laws of descent and distribution, or (ii) pursuant to a qualified domestic relations order. A participant may transfer Stock Options, other than incentive stock options, during the participant’s lifetime to (a) one or more members of the participant’s family, (b) one or more trusts for the benefit of the participant’s family, or (c) to a partnership the members of which are participant’s family members.

The exercise price of a Stock Option granted under the 2008 Incentive Plan may not be less than 100% of the fair market value of a share of our common stock on the date the Stock Option is granted, except that with respect to an incentive stock option, the exercise price may not be less than 110% of the fair market value of a share of our common stock on the date of grant for holders of Awards who, on the date of grant, own more than 10% of the total combined voting power of all classes of our stock (or any parent or subsidiary thereof).

The term of each Stock Option will be established at the time of grant by the Compensation Committee and may not exceed ten years from the date the Stock Option is granted, except that the term for incentive stock options may not exceed five years for Award holders who, on the date of grant, own more than 10% of the voting power of all classes of our stock (or any parent or subsidiary thereof).

In the event of any recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of our assets, or exchange of common stock or other of our securities, issuance of warrants or other rights to purchase common stock or other of our securities, or other similar corporate transaction or event, that affects the shares of our common stock, an adjustment or substitution may be made as approved by the Administrator in accordance with applicable law. In the event of any of the transactions described above in this paragraph, the Administrator will, in its sole discretion and as it deems appropriate to prevent dilution or enlargement of intended benefits, have the authority to purchase outstanding Awards, accelerate vesting of Awards, provide for the assumption of an Award or the substitution of similar rights (by or with respect to a successor or survivor corporation, or parent or subsidiary thereof), adjust the number or type of shares subject to an Award, adjust criteria relating to such Awards, or terminate such Awards.

Under the 2008 Incentive Plan, if a participant’s employment or service with us terminates by reason of disability or death, a Stock Option becomes immediately and automatically vested and exercisable for a period of two years from the time of death or termination due to disability (one year in the case of an incentive stock option).

Unless otherwise determined by the Committee at or after the time of grant, if a participant’s employment or service terminates with us for cause, any unvested Stock Options will be forfeited and terminate immediately and any vested Stock Options may be exercised within 30 days of such termination. For all other terminations, Stock Options will terminate three months after the termination date.

Terms of Share Appreciation Rights

The Committee will determine to whom and the time or times at which Share Appreciation Rights (or SARs) will be granted and exercisable, as well as the form and other terms and conditions thereof. SARs generally entitle the holder to receive an amount in cash or shares of our common stock (as determined by the Committee) equal in value to the excess of the fair market value of one share of stock on the date of exercise over the grant price of the SAR as determined by the Committee in the Award agreement. The grant price will not be less than the fair market value of a share of stock on the date of grant of such SAR.

No SAR will exceed a period of ten years from the date of grant. A SAR may be granted free-standing or in tandem or combination with any other Award. The Committee may require that an outstanding Option be exchanged for a SAR exercisable for stock having vesting, expiration, and other terms substantially the same as a Stock Option, so long as such exchange will not result in additional accounting expense to us.

Terms of Restricted Shares

The Committee may grant Restricted Share Awards and determine when and to whom such grants will be made, the number of shares to be awarded, the date or dates upon which Restricted Share Awards will vest, the time or times within which such Awards may be subject to forfeiture, and all other terms and conditions of such Awards.

Unless otherwise determined by the Committee, or provided in the Restricted Share Award agreement, if a participant’s employment or service with us terminates, any Restricted Shares held by such participant will be forfeited and reacquired by us.

Other Share-Based Awards

The Committee may grant other Share-Based Awards, including Share Units, that may be valued in whole or in part by reference to or otherwise based on common shares. Other Share-Based Awards may be granted either alone, in addition to or in tandem with other Awards. The Committee will determine the terms and conditions of such Awards.

The 2008 Incentive Plan will not be and is not intended to be tax-qualified under Code Section 401(a) and will not be subject to the provisions of the Employee Retirement Income Security Act of 1974. The 2008 Incentive Plan is intended to be exempt from the requirements of Code Section 409A, and the Administrator has no authority to issue an Award under the 2008 Incentive Plan under terms and conditions that would cause Awards to be considered nonqualified deferred compensation subject to the provisions of Code Section 409A, without the approval of the affected participant.

Federal Income Tax Consequences

The following is a brief summary of the federal income tax consequences applicable to Awards granted under the 2008 Incentive Plan based upon federal income tax laws in effect on the date of this proxy statement. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular Award holder based upon his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Code Section 409A), or other tax laws other than federal income tax law. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because individual circumstances may vary, we advise all Award holders to consult their own tax advisors concerning the tax implications of Awards granted under the 2008 Incentive Plan.

A recipient of a Stock Option or Stock Appreciation Right will not have taxable income upon the grant of the Stock Option or Stock Appreciation Right. For nonstatutory stock options and Stock Appreciation Rights, the Award holder will recognize ordinary income upon exercise in an amount equal to the difference between the fair market value of the shares and the exercise price on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

The acquisition of shares upon exercise of a statutory incentive stock option will not result in any taxable income to the Award holder, except, possibly, for purposes of the alternative minimum tax. The gain or loss recognized by the Award holder on a later sale or other disposition of such shares will either be long-term capital gain or loss or ordinary income, depending upon whether the Award holder holds the shares for the legally-required period (currently two years from the date of grant and one year from the date of exercise). If the shares are not held for the legally-required period (a “disqualifying disposition”), the Award holder will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the sales price and the exercise price. In the event of a disqualifying disposition, the Award holder will recognize ordinary income at the time of such taxable disposition. No deduction will be allowed to us with respect to incentive stock options granted or shares of common stock transferred upon exercise thereof, except that if a disposition is made by the Award holder within the two-year period or the one-year period referenced above, we will be entitled to a deduction in the taxable year in which the disposition occurred in an amount equal to the amount of ordinary income realized by the Award holder making the disposition.

With respect to nonstatutory stock options, in general, for federal income tax purposes under present law, the grant of a nonstatutory stock option, by itself, does not result in income to the Award holder, and the exercise of a nonstatutory stock option (in whole or in part, according to its terms) results in ordinary income to the Award holder at that time in an amount equal to the excess (if any) of the fair market value of the shares of common stock on the date of exercise over the option price. Generally, the tax basis of the shares of common stock acquired upon exercise of a nonstatutory stock option, which is used to determine the amount of any capital gain or loss on a future taxable disposition of such shares, is the fair market value of the common shares on the date of exercise. No deduction is allowable to us upon the grant of a nonstatutory stock option but, upon the exercise of a nonstatutory stock option, a deduction is allowable to us at that time in an amount equal to the amount of ordinary income realized by the Award holder exercising such option, if we deduct and withhold appropriate federal withholding tax.

For Restricted Stock Awards, unless the Award holder elects to be taxed at the time of grant, the Award holder will not have taxable income upon the grant, but upon vesting will recognize ordinary income equal to the fair market value of the shares at the time of vesting less the amount paid for such shares (if any). Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

If the Award holder is an employee or former employee, the amount the Award holder recognizes as ordinary income in connection with an Award is subject to withholding taxes (not applicable to incentive stock options) and we are allowed a tax deduction equal to the amount of ordinary income recognized by the Award holder. Code Section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to our chief executive officer and to each of our three other most highly compensated executive officers. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if such compensation qualifies as “performance-based compensation.” Under Code Section 162(m), compensation attributable to an equity award (such as a stock option or stock appreciation right) is deemed to satisfy the requirements of “performance-based compensation” (and therefore it is deemed to be paid on account of the attainment of one or more pre-established, objective performance goals) if (i) the grant is made by a committee of directors that meets certain criteria under the Code, (ii) the plan under which the award is granted states a maximum number of shares or options that may be granted to any individual during a specified period of time, and (iii) the amount of compensation the individual could receive is based solely upon the increase in the value of the shares of common stock after the date of grant. The 2008 Incentive Plan is structured with the intention that the Compensation Committee will have the discretion to make Awards under the Employee Incentive Plan that would qualify as “performance-based compensation” and be deductible. We have limited the maximum number of shares with respect to which Awards may be granted to any one participant during one fiscal year to 500,000 shares of our common stock. We are seeking stockholder approval of the 2008 Incentive Plan to comply with Code Section 162(m).

Vote Required

To be approved by stockholders, this proposal must receive the affirmative FOR vote of a majority of the votes cast affirmatively or negatively on this proposal at the annual meeting.

Recommendation of the Board of Directors

The Board of Directors recommends that stockholders vote FOR this proposal to authorize the 2008 Incentive Plan.

PROPOSAL NO. 5
APPROVAL OF SEARCHLIGHT 2008 EQUITY INCENTIVE PLAN FOR DIRECTORS

The 2008 Stock Incentive Plan for Directors (“2008 Directors Plan”) was adopted by our Board of Directors on June 11, 2008, subject to approval by our stockholders. The description herein is a summary of the 2008 Directors Plan, and is subject to and qualified by the complete text of the 2008 Directors Plan, which is included as Appendix C.

Management believes that the 2008 Directors Plan is a key component of its total compensation package intended to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to directors.

Stockholder approval of the 2008 Directors Plan is being sought in order that (i) the shares reserved for issuance under the 2008 Directors Plan may be listed on a qualified stock exchange; and (ii) we may grant options that are nonstatutory stock options.

Summary of the 2008 Directors Plan

The 2008 Directors Plan provides for grants to our directors of options to purchase shares of our common stock (the “Stock Options”), rights to receive the appreciation in value of common shares (the “Share Appreciation Rights”), awards of common shares subject to vesting and other restrictions on transfer (the “Restricted Shares”), and other awards based on common shares (the “Other Share-Based Awards”) (all such rights are collectively referred to as “Awards”).

Under the terms of the 2008 Directors Plan, Awards may be granted with respect to an aggregate of not more than 750,000 common shares. Under the 2008 Directors Plan, no participant may receive Awards with respect to more than 250,000 common shares during any calendar year.

The 2008 Directors Plan will promote our long-term growth and profitability by enabling us to attract, retain and reward key directors, and to strengthen the mutuality of interest of such directors and our stockholders by providing additional compensation to such individuals for their services in the form of equity-based incentives.

The Compensation Committee acts as the Administrator of the 2008 Directors Plan (unless the Board designates another Committee to act as Administrator). The Compensation Committee (or other designated Committee) will determine who receives Awards, the type and amount of Awards, the consideration, if any, to be paid for Awards, the timing of Awards and the terms and conditions of Awards. In its sole discretion, the Compensation Committee will have the authority and power to prescribe, amend and rescind rules and regulations relating to the 2008 Directors Plan and to construe and interpret the terms of the 2008 Directors Plan and any Award issued under the 2008 Directors Plan. Subject to any stockholder approval requirement of any applicable stock exchange on which our common stock may trade or applicable law, the Board may amend, alter, suspend or terminate the 2008 Directors Plan or the rules, guidelines and practices governing those 2008 Directors Plan.

Terms of Stock Options

The Compensation Committee may only grant Stock Options that do not qualify as statutory incentive stock options under Section 422A the Internal Revenue Code of 1986, as amended (the “Code”). Incentive Stock Options within the meaning of Code Section 422 are not granted under the 2008 Directors Plan. Stock Options are evidenced by an option agreement in the form approved by the Administrator. In addition, the Administrator may make grants of restricted stock, stock appreciation rights, and performance stock, in tandem or individually, or in any combination thereof, all of which must be granted under individual Award agreements between us and the recipient of such Awards.

Stock Options will be exercisable and will vest at such time or times as the Administrator determines at the time of grant. In addition, if any Stock Option is exercisable or becomes vested only in installments or after specified exercise dates, the Administrator may waive such exercise provisions and accelerate any exercise date based upon such factors as the Administrator will determine in its sole discretion. No Stock Options are transferable by the participants other than (i) by will or by the laws of descent and distribution, or (ii) pursuant to a qualified domestic relations order. A participant may transfer Stock Options during the participant’s lifetime to (a) one or more members of the participant’s family, (b) one or more trusts for the benefit of the participant’s family, or (c) to a partnership the members of which are participant’s family members.

The exercise price of a Stock Option granted under the 2008 Directors Plan may not be less than 100% of the fair market value of a share of our common stock on the date the Stock Option is granted.

The term of each Stock Option will be established at the time of grant by the Compensation Committee and may not exceed ten years from the date the Stock Option is granted.

In the event of any recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of our assets, or exchange of common stock or other of our securities, issuance of warrants or other rights to purchase common stock or other of our securities, or other similar corporate transaction or event, that affects the shares of our common stock, an adjustment or substitution may be made as approved by the Administrator in accordance with applicable law. In the event of any of the transactions described above in this paragraph, the Administrator will, in its sole discretion and as it deems appropriate to prevent dilution or enlargement of intended benefits, have the authority to purchase outstanding Awards, accelerate vesting of Awards, provide for the assumption of an Award or the substitution of similar rights (by or with respect to a successor or survivor corporation, or parent or subsidiary thereof), adjust the number or type of shares subject to an Award, adjust criteria relating to such Awards, or terminate such Awards.

Under the 2008 Directors Plan, when the director no longer serves as a member of our board of directors for reasons other than death, all Stock Options granted to the participant will be forfeited, whether or not vested. In the event of the participant’s death, all outstanding Stock Options will be immediately vested and exercisable.

Terms of Share Appreciation Rights

The Committee will determine to whom and the time or times at which Share Appreciation Rights (or SARs) will be granted and exercisable, as well as the form and other terms and conditions thereof. SARs generally entitle the holder to receive an amount in cash or shares of our common stock (as determined by the Committee) equal in value to the excess of the fair market value of one share of stock on the date of exercise over the grant price of the SAR as determined by the Committee in the Award agreement. The grant price will not be less than the fair market value of a share of stock on the date of grant of such SAR.

No SAR will exceed a period of ten years from the date of grant. A SAR may be granted free-standing or in tandem or combination with any other Award. The Committee may require that an outstanding Option be exchanged for a SAR exercisable for stock having vesting, expiration, and other terms substantially the same as a Stock Option, so long as such exchange will not result in additional accounting expense to us.

Terms of Restricted Shares

The Committee may grant Restricted Share Awards and determine when and to whom such grants will be made, the number of shares to be awarded, the date or dates upon which Restricted Share Awards will vest, the time or times within which such Awards may be subject to forfeiture, and all other terms and conditions of such Awards.

Unless otherwise determined by the Committee, or provided in the Restricted Share Award agreement, if a participant’s service with us terminates, any Restricted Shares held by such participant will be forfeited and reacquired by us.

Other Share-Based Awards

The Committee may grant other Share-Based Awards, including Share Units, that may be valued in whole or in part by reference to or otherwise based on common shares. Other Share-Based Awards may be granted either alone, in addition to or in tandem with other Awards. The Committee will determine the terms and conditions of such Awards.

The 2008 Directors Plan will not be and is not intended to be tax-qualified under Code Section 401(a) and will not be subject to the provisions of the Employee Retirement Income Security Act of 1974. The 2008 Directors Plan is intended to be exempt from the requirements of Code Section 409A, and the Administrator has no authority to issue an Award under the 2008 Directors Plan under terms and conditions that would cause Awards to be considered nonqualified deferred compensation subject to the provisions of Code Section 409A, without the approval of the affected participant.

Federal Income Tax Consequences

The following is a brief summary of the federal income tax consequences applicable to Awards granted under the 2008 Directors Plan based upon federal income tax laws in effect on the date of this proxy statement. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular Award holder based upon his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Code Section 409A), or other tax laws other than federal income tax law. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because individual circumstances may vary, we advise all Award holders to consult their own tax advisors concerning the tax implications of Awards granted under the 2008 Directors Plan.

A recipient of a Stock Option or Stock Appreciation Right will not have taxable income upon the grant of the Stock Option or Stock Appreciation Right. For nonstatutory stock options and Stock Appreciation Rights, the Award holder will recognize ordinary income upon exercise in an amount equal to the difference between the fair market value of the shares and the exercise price on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

With respect to nonstatutory stock options, in general, for federal income tax purposes under present law, the grant of a nonstatutory stock option, by itself, does not result in income to the Award holder, and the exercise of a nonstatutory stock option (in whole or in part, according to its terms) results in ordinary income to the Award holder at that time in an amount equal to the excess (if any) of the fair market value of the shares of common stock on the date of exercise over the option price. Generally, the tax basis of the shares of common stock acquired upon exercise of a nonstatutory stock option, which is used to determine the amount of any capital gain or loss on a future taxable disposition of such shares, is the fair market value of the common shares on the date of exercise. No deduction is allowable to us upon the grant of a nonstatutory stock option but, upon the exercise of a nonstatutory stock option, a deduction is allowable to us at that time in an amount equal to the amount of ordinary income realized by the Award holder exercising such option, if we deduct and withhold appropriate federal withholding tax.

For Restricted Stock Awards, unless the Award holder elects to be taxed at the time of grant, the Award holder will not have taxable income upon the grant, but upon vesting will recognize ordinary income equal to the fair market value of the shares at the time of vesting less the amount paid for such shares (if any). Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

Vote Required

To be approved by stockholders, this proposal must receive the affirmative FOR vote of a majority of the votes cast affirmatively or negatively on this proposal at the annual meeting.

Recommendation of the Board of Directors

The Board of Directors recommends that stockholders vote FOR this proposal to authorize the 2008 Directors Plan.

CORPORATE GOVERNANCE

We are committed to having sound corporate governance principles. Such principles are essential to running our business efficiently and to maintaining our integrity in the marketplace.

Director Qualifications

We believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business or banking. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties for us. Each director must represent the interests of all stockholders. When considering potential director candidates, the board of directors also considers the candidate’s character, judgment, diversity, age and skills, including financial literacy and experience in the context of our needs and the needs of the board of directors.

Committee Interlocks and Insider Participation

Robert D. McDougal, a member of our board of directors, serves as the chief financial officer and a director of Ireland Inc., a publicly traded exploration stage company primarily focused on the acquisition and exploration of mining properties. Nanominerals Corp., one of our principal stockholders and an affiliate of Ian R. McNeil and Carl S. Ager, two of our executive directors and officers, is the principal stockholder of Ireland Inc.

Except as set forth above, no interlocking relationship exists between any member of our board of directors and any member of the board of directors or compensation committee of any other companies, nor has such interlocking relationship existed in the past.

Committees of the Board Of Directors

Audit Committee

We have an audit committee and audit committee charter. Our audit committee is presently comprised of Robert D. McDougal. Mr. McDougal is not an independent director, but we believe that he qualifies as an “audit committee financial expert” under Item 407(d)(5) of Regulation S-K under the Securities Act. A copy of our audit committee charter was filed as an exhibit with to our Current Report on Form 8-K filed with the SEC on September 27, 2006. Our audit committee is responsible for:

•	selecting, hiring and terminating our independent auditors;

•	evaluating the qualifications, independence and performance of our independent auditors;

•	approving the audit and non-audit services to be performed by our independent auditors;

•	reviewing the design, implementation, adequacy and effectiveness of our internal controls and critical accounting policies;

•	overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•	establishing procedures for the confidential, anonymous submission by our employees of concerns regarding accounting and auditing matters;

•	reviewing with management and our independent auditors, any earnings announcements and other public announcements regarding our results of operations;

•	preparing the audit committee report that the SEC requires in our annual proxy statement.

•	engaging outside advisors; and

•	funding for the outside auditor and any outside advisors engagement by the audit committee.

On September 8, 2006, we adopted a revised audit committee charter and a whistle blower policy. The purpose of the amendments to the audit committee charter is to expand on the role of the audit committee’s relationship with external auditors and the primary committee responsibilities. The purpose of the whistle blower policy is to encourage all employees to disclose any wrongdoing that may adversely impact us, our stockholders, employees, investors, or the public at large. The policy also sets forth (i) an investigative process of reported acts of wrongdoing and retaliation, and (ii) procedures for reports of questionable auditing, accounting and internal control matters from employees on a confidential and anonymous basis and from other interested third parties.

Disclosure Committee and Charter

We have a disclosure committee and disclosure committee charter. Our disclosure committee is presently comprised of Carl S. Ager, Ian R. McNeil and Robert D. McDougal. A copy of the disclosure committee charter was filed as an exhibit to our Form 10-KSB for the year ended December 31, 2003. The purpose of the committee is to provide assistance to the Chief Executive Officer and the Chief Financial Officer in fulfilling their responsibilities regarding the identification and disclosure of material information about us and the accuracy, completeness and timeliness of its financial reports.

Compensation Committee

Our Compensation Committee assists our board of directors in determining and developing plans for the compensation of our officers, directors and employees. Specific responsibilities include the following:

•	approving the compensation and benefits of our executive officers;

•	reviewing the performance objectives and actual performance of our officers; and

•	administering our stock option and other equity compensation plans.

Our Compensation Committee is comprised of Robert D. McDougal and Harry B. Crockett, neither of whom is an independent director.

Code of Ethics

Our directors and executive officers, including our Chief Executive Officer, Chief Financial Officer and all senior financial officers, are bound by a Code of Ethics that complies with Item 406 of Regulation S-B of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

A Code of Ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the SEC and in other public communications made by an issuer;

•	compliance with applicable governmental laws, rules and regulations;

•	the prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

•	accountability for adherence to the code.

Stockholder Communication with Our Board of Directors

Our Board of Directors has established a process for stockholders to communicate with the Board of Directors or with individual directors. Stockholders who wish to communicate with our Board of Directors or with individual directors should direct written correspondence to our Corporate Secretary at our principal executive offices located at Suite 120 - 2441 West Horizon Ridge Pkwy., Henderson, Nevada, 89052. Any such communication must contain:

•	a representation that the stockholder is a holder of record of our capital stock;

•	the name and address, as they appear on our books, of the stockholder sending such communication; and

•	the class and number of shares of our capital stock that are beneficially owned by such stockholder.

The Corporate Secretary will forward such communications to our Board of Directors or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or to take appropriate legal action regarding such communication.

REPORT OF THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that Searchlight Minerals Corp. specifically incorporates it by reference into a document filed under the Securities Act or the Securities Exchange Act of 1934.

The Audit Committee has reviewed and discussed with Searchlight Minerals Corp. management and Brown Armstrong Paulden McCown Starbuck Thornburgh & Keeter Accountancy Corporation the audited financial statements of Searchlight Minerals Corp. contained in the Annual Report on Form 10-KSB of Searchlight Minerals Corp. for the 2007 fiscal year. The Audit Committee has also discussed with Brown Armstrong Paulden McCown Starbuck Thornburgh & Keeter Accountancy Corporation the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other items, matters related to the conduct of the audit of the financial statements of Searchlight Minerals Corp.

The Audit Committee has received and reviewed the written disclosures and the letter from Brown Armstrong Paulden McCown Starbuck Thornburgh & Keeter Accountancy Corporation required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Brown Armstrong Paulden McCown Starbuck Thornburgh & Keeter Accountancy Corporation its independence from Searchlight Minerals Corp.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Annual Report on Form 10-KSB of Searchlight Minerals Corp. for its 2007 fiscal year for filing with the Securities and Exchange Commission.

Audit Committee of the Board of Directors

Robert D. McDougal (Chairman)

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of June 20, 2008 by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of our voting securities, (ii) each of our directors and each of our named executive officers, and (iii) officers and directors as a group. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown and the officers, directors and stockholders can be reached at our principal offices at Suite 120-2441 West Horizon Ridge Parkway, Henderson, Nevada 89052.

	Name And Address	Amount And Nature Of		Percentage Of
	Of Beneficial Owner	Beneficial Ownership		Common Stock(1)
DIRECTORS AND OFFICERS
	Ian R. McNeil	4,042,394	(2)(7)	3.84%
	Carl S. Ager	4,042,394	(3)(7)	3.84%
	Melvin L. Williams	174,600	(4)	*
	Robert D. McDougal	788,155	(5)	*
	Harry B. Crockett	8,926,291	(6)	8.56%
	All officers and directors as a group (5 persons)	17,973,834		16.85%
HOLDERS OF MORE THAN 5% OF OUR COMMON STOCK
	Nanominerals Corp. 3500 Lakeside Court, Suite 206 Reno, Nevada 89509	16,000,000	(7)	15.34%
	K. Ian Matheson 2215 Lucerne Circle Henderson, Nevada 89014	11,818,504	(8)	10.48%
	Dr. Charles A. Ager 17146 – 20th Avenue Surrey, British Columbia, Canada V3S 9N4	16,975,190	(7)(9)	16.27%

Notes
*	Less than 1%.

(1)
Beneficial ownership is determined in accordance with the rules of the SEC. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days of the date of this proxy statement, are deemed outstanding for computing the percentage ownership of the stockholder holding the options or warrants, but are not deemed outstanding for computing the percentage ownership of any other stockholder. Unless otherwise indicated in the footnotes to this table, we believe stockholders named in the table have sole voting and sole investment power with respect to the shares set forth opposite such stockholder's name. Percentage of ownership is based on 104,328,409 shares of common stock outstanding as of June 20, 2008.

(2)
Consists of 407,594 shares and options to acquire an additional 834,800 shares of our common stock held directly by Ian R. McNeil, our Chief Executive Officer and a member of our board of directors. In addition, Mr. McNeil is a 17.5% stockholder of Nanominerals, a company that owns 16,000,000 of our outstanding shares of common stock. Mr. McNeil disclaims ownership of all but 2,800,000 of the shares owned by Nanominerals, which reflects his 17.5% ownership interest in Nanominerals. See footnote (7) below.

(3)
Consists of 407,594 shares and options to acquire an additional 834,800 shares of our common stock held directly by Carl S. Ager, our Vice President, Secretary and Treasurer and a member of our board of directors. In addition Mr. Ager is a 17.5% stockholder of Nanominerals. Mr. Ager disclaims ownership of all but 2,800,000 of the shares owned by Nanominerals, which reflects his 17.5% ownership interest in Nanominerals. See footnote (7) below.

(4)	Consists of 56,000 shares held directly by Melvin L. Williams and options to acquire an additional 118,600 shares of our common stock.

(5)	Consists of 238,155 shares held directly by Robert D. McDougal and options to acquire an additional 550,000 shares of our common stock.

(6)
Consists of 8,917,250 shares held by the Harry B. Crockett, as Trustee of the Marcia and Harry Crockett 2004 Family Trust UA dated April 24, 2004 and certain family members of Mr. Crockett and 9,041 shares held directly by Mr. Crockett.

(7)
Pursuant to a Schedule 13D filed by Dr. Charles A. Ager, Nanominerals is a privately held Nevada corporation which owns 16,000,000 shares of our common stock. Ian R. McNeil and Carl S. Ager, who are our officers and directors, each own 17.5% of the issued and outstanding shares of Nanominerals. Dr. Charles A. Ager, the sole director and officer of Nanominerals, and his wife, Carol Ager, collectively own 35% of the issued and outstanding shares of Nanominerals. A group of additional shareholders of Nanominerals, none of who is an officer or director of Searchlight or Nanominerals, collectively own 30% of the outstanding shares of Nanominerals.

(8)
Pursuant to a Form 4 filed by Mr. Matheson, on May 23, 2008, includes 1,881,252 shares held directly by K. Ian Matheson, 1,487,252 shares held by Mr. Matheson’s wife and related companies, warrants to purchase an additional 8,000,000 shares, and options to purchase an additional 450,000 shares.

(9)
Pursuant to a Schedule 13D filed by Dr. Charles A. Ager, Dr. Ager beneficially owns 16,975,190 shares of common stock. These shares include the 16,000,000 shares owned by Nanominerals. Dr. Ager and his wife, Carol Ager, collectively own 35% of the outstanding shares of Nanominerals. Dr. Ager is the sole director and officer of Nanominerals. See footnote (7) above. In addition, Dr. Ager’s affiliate, Geotech Mining Inc., owns 105,000 shares of common stock. Further Mrs. Ager owns 765,190 shares in her own name, and her affiliate, Geosearch Inc., owns an additional 105,000 shares.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all compensation received during the two years ended December 31, 2007 by our Chief Executive Officer, Chief Financial Officer and each of the other most highly compensated executive officers whose total compensation exceeded $100,000 in such fiscal year. These officers are referred to as the Named Executive Officers in this proxy statement.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards	Option Awards (1)	Non-Equity Incentive Plan Compensation	Non- qualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)

Ian R. McNeil, Director, President and CEO (2)	2007 2006	179,750 108,000	- -	- -	40,643 71,642	- -	- -	- -	220,393 179,642
Carl S. Ager, Director, Vice President, Treasurer, and Secretary (3)	2007 2006	150,000 80,000	- -	- -	40,643 71,642	- -	- -	- -	190,643 151,642
Melvin L. Williams, Chief Financial Officer (4)	2007 2006	121,250 32,500	- -	- 103,000	40,958 9,163	- -	- -	- -	162,208 144,663

Notes:
(1)	The dollar value of stock awards and option awards are calculated in accordance with Statement of Financial Account Standard (“SFAS”) 123R, Share Based Payments.

(2)
Mr. McNeil was appointed as our President and Chief Executive Officer on October 7, 2005. Mr. McNeil entered into an employment agreement on January 1, 2006 for an annual salary of $108,000. On February 16, 2007, we increased the salary of Mr. McNeil under this agreement to $190,000.

(3)
Mr. Ager was appointed as our Secretary, Treasurer and Chief Financial Officer on October 7, 2005. Mr. Ager entered into an employment agreement on January 1, 2006 pursuant to which he receives an annual salary of $80,000. On June 14, 2006, Mr. Ager resigned as Chief Financial Officer. On February 16, 2007, we increased the salary of Mr. Ager under this agreement to $160,000.

(4)
Mr. Williams was appointed as our Chief Financial Officer on June 14, 2006. Mr. Williams entered into an employment agreement on June 14, 2006 pursuant to which he is paid an annual salary of $60,000. On February 16, 2007, we increased the salary of Mr. Williams to $130,000.

Executive Compensation

Compensation of our executives is intended to attract, retain and award persons who are essential to the corporate enterprise. The fundamental policy of our executive compensation program is to offer competitive compensation to executives that appropriately rewards the individual executive’s contribution to corporate performance. The board of directors utilizes subjective criteria for evaluation of individual performance and relies substantially on our executives in doing so. The Board focuses on two primary components of our executives’ compensation program, each of which is intended to reflect individual and corporate performance: base salary and long-term incentive compensation.

Executives’ base salaries are determined primarily by reference to compensation packages for similarly situated executives of companies of similar size or in comparable lines of business with whom we expect to compete for executive talent and with reference to revenues, gross profits and other financial criteria. The Board also assesses subjective qualitative factors to discern a particular executive’s relative to the corporate enterprise in establishing base salaries.

It is the Board’s philosophy that significant stock ownership by management creates a powerful incentive for executives to build long-term stockholder value. Accordingly, the Board believes that an integral component of executive compensation is the award of equity-based compensation, which is intended to align executives’ long-term interests with those of our stockholders. The Board believes that option grants should be considered on an annual basis or as pre-determined targets have been achieved.

Outstanding Equity Awards At Fiscal Year-End

The following table provides information concerning unexercised options for each of our Named Executive Officers outstanding as of December 31, 2007:

		Option Awards						Stock Awards

Name and Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price		Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)
Ian R. McNeil Director, President and CEO	500,000 60,000 250,000 24,800	- - - -		- - - -	$ $ $ $	0.44 1.70 2.40 4.04	11/11/10 4/7/11 6/6/11 2/16/12	- - - _
Carl S. Ager Director, Vice President, Treasurer and Secretary	500,000 60,000 250,000 24,800	- - - -		- - - -	$ $ $ $	0.44 1.70 2.40 4.04	11/11/10 4/7/11 6/6/11 2/16/12	- - - -
Melvin L. Williams Chief Financial Officer	50,000 - 18,600	- 50,000 -	(1)	- - -	$ $ $	2.06 2.06 4.04	6/14/11 6/14/11 2/16/12	- - -

(1)	50,000 options will vest on June 14, 2008.

None of our Named Executives acquired shares of common stock by the exercise of stock options during the year ended December 31, 2007. None of the Named Executives had any vesting of restricted stock unit awards during the year ended December 31, 2007.

Director Compensation

The following table summarizes the compensation paid to our directors for the fiscal year ended December 31, 2007:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Ian R. McNeil (2)	-	-	-	-	-	-
Carl S. Ager (3)	-	-	-	-	-	-
K. Ian Matheson(4)	-	-	-	-	-	-
Robert D. McDougal (5)	21,000	18,000	-	-	60,000	99,000
Harry B. Crockett (6)	20,000	18,000	-	-	-	38,000

Notes:
(1)	The dollar value of stock awards and options awards are calculated in accordance with Statement of Financial Accounts (“SFAS”) 123R, Share Based Payments.
(2)
Ian R. McNeil, our President and CEO, did not receive compensation in his capacity as a member of the Board of Directors. His executive compensation is described in the Executive Compensation table above.

(3)
Carl S. Ager, our Vice-President, Secretary and Treasurer, did not receive compensation in his capacity as a member of the Board of Directors. His executive compensation is described in the Executive Compensation table above.

(4)	K. Ian Matheson resigned from our Board of Directors on February 16, 2007 and did not receive any compensation during 2007.
(5)	In addition to director fees, Robert D. McDougal received $60,000 for additional services relating to the Clarkdale Slag Project acquisition.
(6)	Harry B. Crockett joined our Board of Directors on February 16, 2007

Compensation Arrangements

From January 2007 until July 1, 2007 we paid non-employee directors a fee of $1,000 per meeting in cash. Effective July 1, 2007, we pay non-employee directors a fee of $3,000 per month in cash and $9,000 value of our common stock per quarter, where the appropriate number of shares to equal $9,000 is determined by the closing price of our stock on the last trading day of each quarter. We may also periodically may grant additional stock options to our directors in consideration for their providing services to us as directors.

Employment Agreements

Other than as described below, we are not party to any employment contracts with our officers and directors.

Ian R. McNeil. We entered into an employment agreement with Ian R. McNeil, our President and Chief Executive Officer, effective January 1, 2006 and as amended February 16, 2007. Pursuant to the terms of the employment agreement, we have agreed to pay Mr. McNeil an annual salary of $190,000. Mr. McNeil received a one time bonus of $36,000 on execution of the agreement on January 1, 2006. In addition to his annual salary, Mr. McNeil may be granted a discretionary bonus and stock options, to the extent authorized by our board of directors. The term of the agreement is for an indefinite period, unless otherwise terminated by either party pursuant to the terms of the agreement. In the event that the agreement is terminated by us, other than for cause, we will provide Mr. McNeil with six months written notice or payment equal to six months of his monthly salary.

Carl S. Ager. We entered into an employment agreement with Carl S. Ager, our Vice President, Secretary and Treasurer, effective January 1, 2006 and as amended February 16, 2007. Pursuant to the terms of the employment agreement, we have agreed to pay Mr. Ager an annual salary of $160,000. Mr. Ager received a one time bonus of $26,666 on execution of the agreement on January 1, 2006. In addition to his annual salary, Mr. Ager may be granted a discretionary bonus and stock options, to the extent authorized by our Board. The term of the agreement is for an indefinite period, unless otherwise terminated by either party pursuant to the terms of the agreement. In the event that the agreement is terminated by us, other than for cause, we will provide Mr. Ager with six months written notice or payment equal to six months of his monthly salary.

Melvin L. Williams. We entered into an employment agreement with Melvin L. Williams, our Chief Financial Officer, effective June 14, 2006 and as amended February 16, 2007. Pursuant to the terms of the employment agreement, we have agreed to pay Mr. Williams an annualized salary of $130,000 based on 600-800 hours worked. On June 14, 2006, we issued 50,000 restricted shares of our common stock, as a one time bonus, and granted options to purchase 100,000 shares of our common stock at an exercise price of $2.06 per share, exercisable for a period of five years until June 14, 2011. The options vest 50% on each of the first and second anniversaries of the execution of the agreement. The price of the shares issued and the exercise price of the options granted were valued based on the closing price of the common stock on the OTCBB on June 14, 2006. In the event the employment agreement is terminated by us without cause, we have agreed to pay Mr. Williams an amount equal to three months’ salary in a lump sum as full and final payment of all amounts payable under the agreement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Certain Former Members of Management

On February 10, 2005, in connection with our reorganization from a biotechnology research and development company to a company focused on the acquisition of mineral properties, we approved the discharging of the convertible debt of Searchlight to Caisey Harlingten, our former Chief Executive Officer and director, in the amount of $300,000, in return for the grant of an irrevocable stock option to Mr. Harlingten to purchase 250,000 shares of our common stock for $0.50 per share, such option expiring February 10, 2010. Prior to discharging the convertible debt, on July 23, 2002, we had issued $300,000 of convertible debt to Mr. Harlingten. The convertible debt had accrued interest at 8% per year and was payable on demand of the holder. The debt was convertible into common stock at $0.25 per share for a total of 1,200,000 shares. In connection with the debt, Mr. Harlingten was granted warrants to purchase 1,200,000 shares of our common stock at an exercise price of $0.35 per share. The $300,000 debt owed by us to Mr. Harlingten related to prior advances made by Mr. Harlingten to us in the form of loans. The loan was interest free without any fixed repayment date, based on a verbal agreement between the parties.

As of December 31, 2006, we had a related party loan payable of $382,792 consisted of borrowings from our former officers and directors. In addition, $360,056 was included in accounts payable that was due to a former subsidiary dating back to 2002. We recorded the removal of these items at December 31, 2007 as capital transactions of an affiliate and increased paid-in capital by $742,848 based upon our internal review of the status of these items and determination that based on the facts available these items were satisfied and should be treated as capital contributions related to our restructuring.

Transactions with Searchlight Claim Owners and Affiliates of K. Ian Matheson

In connection with the February 2005 reorganization and restructuring of Searchlight, on February 8, 2005, we entered into mineral option agreements with the Searchlight Claim owners to acquire 20 mineral claims representing an area of 3,200 acres located in Clark County, south of Searchlight, Nevada. The acquisition of the Searchlight Claims was valued at a negotiated price between us and the claim owners of $2,000 per claim for a total of $40,000 plus actual costs incurred in maintaining the claims of $87,134. Further, Mr. Harlingten and his affiliates transferred 47,700,000 shares of our common stock to Mr. Matheson in connection with Mr. Matheson’s bringing a business opportunity to the company. Subsequently, in April 2005, Mr. Matheson cancelled 35,000,000 shares of our common stock held by him for no consideration for the purpose of making our capitalization more attractive to future equity investors.

As of the date of this proxy statement, we have issued 4,200,000 shares of our common stock to the Searchlight claim owners, and have an obligation to issue to them an additional 1,400,000 shares of common stock. During the first quarter of 2008, the Searchlight claim owners agreed to transfer title to the Searchlight claims to us for our agreement to issue to the claim owners the balance of the 1,400,000 shares of common stock by June 30, 2008. We expect that title to the claims will be transferred to us shortly. In addition, we granted the Searchlight Claim owners piggyback registration rights and have filed a pending registration statement with respect to 1,400,000 shares of our common stock issued to the claim owners in July 2006.

In connection with this transaction, K. Ian Matheson (one of our principal stockholders and a former member of the board of directors) and his wife, Debra Matheson, and his affiliated companies (including Pass Minerals Inc., Gold Crown Minerals Inc. and Kiminco Inc.), have received 787,500 shares of common stock and are anticipated to receive an additional 262,500 shares under the option agreements.

In connection with our corporate restructuring in fiscal 2005, we had agreed to pay a management fee of $3,500 per month to Pass Minerals for management services provided by Mr. Matheson relating to the reorganization of Searchlight and the development of assaying and testing procedures for the Searchlight Claims. In September 2006, the parties terminated this arrangement. We paid a total of $24,500 to Pass Minerals for consulting services in 2006.

Transactions with Nanominerals Corp. and Affiliates

Nanominerals is a private Nevada corporation principally engaged in the business of mineral exploration. Nanominerals does not have any employees and relies on third party consultants for the provision of services. Nanominerals owns approximately 15.37% of our issued and outstanding shares of common stock. Dr. Charles A. Ager is the sole officer and director of Nanominerals. Dr. Ager and his wife, Carol Ager, collectively own 35% of the outstanding common stock of Nanominerals. Two of our executive officers and directors, Carl S. Ager and Ian R. McNeil, are stockholders of Nanominerals. Messrs. Ager and McNeil each own 17.5% of the issued and outstanding shares of common stock of Nanominerals, representing an aggregate of 35% of the outstanding common stock of Nanominerals. Messrs. Ager and McNeil are the son and son-in-law, respectively, of Dr. Ager and Mrs. Ager. Dr. Ager, Mr. Ager and Mr. McNeil may be considered promoters of Searchlight by virtue of their positions in Searchlight and Nanominerals.

In connection with the acquisition of the Searchlight Claims in February 2005, Geotech Mining Inc. and Geosearch Mining Inc., which are an affiliates of Dr. Ager and Mrs. Ager, who were Searchlight Claim owners, have each received 105,000 shares of common stock and are anticipated to receive an additional 35,000 shares each under the option agreements for the Searchlight Gold Project.

On October 24, 2005, in connection with the Assignment Agreement with Nanominerals, we issued to Nanominerals and its designates warrants to purchase 12,000,000 shares of our common stock exercisable through May 31, 2015, at an exercise price of $0.375 per share. At the instruction of Nanominerals, we issued 2,000,000 of the warrants to Clarion Finanz AG, a designate of Nanominerals.

On January 17, 2006, Nanominerals acquired 16,000,000 shares of our common stock from K. Ian Matheson in consideration of a payment of $4,640.50, to Mr. Matheson, and, on the same date, Nanominerals sold 8,000,000 warrants to K. Ian Matheson in consideration of a payment of $5,000 to Mr. Matheson.

On January 31, 2006, Nanominerals transferred the remaining 2,000,000 warrants in the following transactions: (i) 1,000,000 warrants to Richard J. Werdesheim and Lynne Werdesheim, as trustees for the Werdesheim Family Trust, for a payment of $625, and (iii) 1,000,000 warrants to Craigen L.T. Maine, as trustee for the Maine Rev. Family Trust, for a payment of $625.

Further, under the terms of the 2005 Assignment Agreement with Nanominerals, we have a continuing obligation to pay Nanominerals a royalty consisting of 2.5% of the “net smelter returns” on any and all proceeds of production from the Clarkdale Slag Project.

During the years ended December 31, 2006 and 2007, we utilized the services of Nanominerals to provide technical assistance and financing related activities primarily to the Clarkdale Slag Project and Searchlight Gold Project. In addition, Nanominerals provided us with the use of its laboratory, instrumentation, milling equipment and research facilities. For the year ended December 31, 2006, we incurred total fees and reimbursement of expenses to Nanominerals of $495,000 and $271,103, respectively. For the year ended December 31, 2007, we incurred total fees and reimbursement of expenses to Nanominerals of $360,000 and $105,346, respectively. At December 31, 2007, we had an outstanding balance due to Nanominerals of $39,730.

Transactions with Transylvania International, Inc. and Harry B. Crockett

Under the terms of our 2007 agreements to acquire Transylvania with Verde River Iron Company, LLC (“VRIC”), an affiliate of our director, Harry B. Crockett , we have the following continuing obligations:

•
we agreed to continue to pay VRIC $30,000 per month (which amount we had previously paid to VRIC under the Joint Venture Agreement since June 2005) until the earlier of: (i) the date that is 90 days after receipt of a bankable feasibility study by Searchlight (the “Project Funding Date”), or (ii) the tenth anniversary of the date of the execution of the letter agreement;

•	we have agreed to pay VRIC $6,400,000 on the Project Funding Date;

•
we have agreed to pay VRIC a minimum annual royalty of $500,000, commencing on the Project Funding Date (the “Advance Royalty”), and an additional royalty consisting of 2.5% of the “net smelter returns” on any and all proceeds of production from the Clarkdale Slag Project (the “Project Royalty”). The Advance Royalty remains payable until the first to occur of: (1) the end of the first calendar year in which the Project Royalty equals or exceeds $500,000; or (2) February 15, 2017. In any calendar year in which the Advance Royalty remains payable, the combined Advance Royalty and Project Royalty will not exceed $500,000 in any calendar year; and

•	we have agreed to pay VRIC an additional amount of $3,500,000 from the net cash flow of the Clarkdale Slag Project.

Transactions with Affiliate of our Chief Financial Officer

During the year ended December 31, 2007, we utilized the accounting firm of Cupit, Milligan, Ogden & Williams, an affiliate of Melvin Williams, our Chief financial Officer, to provide accounting support services. We incurred total fees and reimbursement of expenses to the firm of $24,117 and $1,144, respectively. At December 31, 2007, we had an outstanding balance due to the firm of $2,244.

We believe that all transactions with our affiliates have been entered into on terms no less favorable to us than could have been obtained from independent third parties. We intend that any transactions with officers, directors and 5% or greater stockholders will be on terms no less favorable to us than could be obtained from independent third parties.

We currently do not have any independent directors and the existence of these continuing obligations to our affiliates may create a conflict of interest between us and all of our board members and senior executive management, and any disputes between us and such persons over the terms and conditions of these agreements that may arise in the future may raise the risk that the negotiations over such disputes may not be subject to being resolved in an arms’ length manner. We intend to make good faith efforts to recruit independent persons to our Board of Directors. At such time that we have independent directors, we intend that any transactions with our affiliates will be approved by a majority of our independent, disinterested directors and will comply with the Sarbanes Oxley Act and other securities laws and regulations.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and beneficial holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership and reports of changes in ownership of our equity securities. As of the date of this proxy statement, we believe that all reports needed to be filed by current Section 16 reporting persons have been filed in a timely manner for the year ended December 31, 2007, with the exception of the following: Nanominerals, one of our principal stockholders and an affiliate of Ian R. McNeil and Carl S. Ager, who are our executive officers and members of our board of directors, made a late filing of a Form 3 (Initial Statement of Beneficial Ownership of Securities) on April 15, 2008. Nanominerals filed a Schedule 13D on February 22, 2006.

PRINCIPAL AUDITOR FEES AND SERVICES

On February 16, 2007, we dismissed our independent registered public accounting firm, Kyle L. Tingle, CPA, LLC. On March 12, 2007, our Audit Committee appointed Brown Armstrong Paulden McCown Starbuck Thornburgh & Keeter Accountancy Corporation as our independent auditors for the year ended December 31, 2007.

The following table shows the fees paid or accrued by us for the audit and other services provided by Brown Armstrong Paulden McCown Starbuck Thornburgh & Keeter Accountancy Corporation for the years ended December 31, 2007 and 2006:

	2007	2006

Audit Fees	$66,000	$41,513
Audit-Related Fees	29,917	-
Tax Fees	-	-
All Other Fees	-	-
Total	$95,917	$41,513

The following table shows the fees paid or accrued by us for the audit and other services provided by Kyle L. Tingle, CPA, LLC for the years ended December 31, 2007 and 2006:

	2007	2006

Audit Fees	-	-
Audit-Related Fees	-	$6,750
Tax Fees	-	-
All Other Fees	-	-
Total	$-	$6,750

As defined by the SEC, (i) “audit fees” are fees for professional services rendered by our principal accountant for the audit of our annual financial statements and review of financial statements included in our Form 10-QSB, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) “audit-related fees” are fees for assurance and related services by our principal accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “audit fees;” (iii) “tax fees” are fees for professional services rendered by our principal accountant for tax compliance, tax advice, and tax planning; and (iv) “all other fees” are fees for products and services provided by our principal accountant, other than the services reported under “audit fees,” “audit-related fees,” and “tax fees.”

Under applicable SEC rules, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditors in order to ensure that they do not impair the auditors’ independence. The SEC’s rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent auditors.

Consistent with the SEC’s rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent auditors to us or any of our subsidiaries. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting.

OTHER MATTERS

To the best knowledge, information and belief of the directors, there are no other matters which are to be acted upon at the annual meeting. If such matters arise, the form of proxy provides that discretionary authority is conferred on the designated persons in the enclosed form of proxy to vote with respect to such matters.

We have received no notice of any other items submitted for consideration at the Annual Meeting and except for reports of operations and activities by management, which are for informational purposes only and require no action of approval or disapproval, and consideration of the minutes of the preceding annual meeting for approval, which may involve technical corrections to the text where actions taken were incorrectly recorded, but which require no action of approval or disapproval of the subject matter, management neither knows of nor contemplates any other business that will be presented for action by the stockholders at the annual meeting. If any further business is properly presented at the annual meeting, the persons named as proxies will act in their discretion on behalf of the stockholders they represent.

STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING OF STOCKHOLDERS

You may submit proposals, including director nominations, for consideration at future annual meetings of stockholders, as follows:

Stockholder Proposals. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2009 annual meeting of stockholders, the written proposal must be received by our Corporate Secretary at our principal executive offices no later than the close of business on April 2, 2009. The proposal will need to comply with Rule 14a-8 of the Exchange Act, which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials. If you intend to present a proposal at our 2009 annual meeting of stockholders, but you do not intend to have it included in our 2009 proxy statement, your proposal must be delivered to our Corporate Secretary no earlier than May 2, 2009 and no later than June 1, 2009. If the date of our 2009 annual meeting of stockholders is more than 30 calendar days before or after the one-year anniversary of the date of our Annual Meeting, your proposal must be delivered by the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by us fewer than seventy (70) days prior to the date of such annual meeting, the close of business on the tenth (10th) day following the day on which we publicly announce the date of such meeting.

A stockholder’s notice to the Corporate Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting:

•	a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting,

•	the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business,

•	the class and number of shares of the Corporation which are beneficially owned by the stockholder,

•	any material interest of the stockholder in such business, and

•	any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act, in his capacity as a proponent to a stockholder proposal.

Nominations of Director Candidates. Stockholders may propose director candidates for consideration by the Board of Directors. Any such recommendations should include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications for Board membership, information regarding any relationships between the candidate and Sun within the last three years and a written indication by the recommended candidate of her or his willingness to serve, and should be directed to our Corporate Secretary at the address of our principal executive offices. In addition, our Bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. If you want to nominate an individual for election to our Board at the 2009 annual meeting of stockholders, your proposal must be delivered to our Corporate Secretary no earlier than the close of business on May 2, 2009 and no later than the close of business on June 1, 2009. If the date of our 2009 annual meeting of stockholders is more than 30 calendar days before or after the one-year anniversary of the date of our Annual Meeting, your proposal must be delivered by the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by us fewer than seventy (70) days prior to the date of such annual meeting, the close of business on the tenth (10th) day following the day on which we publicly announce the date of such meeting.

Such stockholder’s notice shall set forth

(i)	as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director:

•	the name, age, business address and residence address of such person,

•	the principal occupation or employment of such person,

•	the class and number of shares of the Corporation which are beneficially owned by such person,

•
a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and

•
any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and

(ii)	as to such stockholder giving notice,

•	the name and address, as they appear on our books, of the stockholder proposing such business,

•	the class and number of shares which are beneficially owned by the stockholder, and

•	any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act, in his capacity as a proponent to a stockholder proposal.

NO INCORPORATION BY REFERENCE OF
CERTAIN PORTIONS OF THIS PROXY STATEMENT

Notwithstanding anything to the contrary set forth in any of our previous filings made under the Securities Act or the Exchange Act, as amended, that might incorporate future filings made by us under those statutes, the Audit Committee Report is not to be incorporated by reference into any such prior filings, nor shall such graph or report be incorporated by reference into any future filings made by us under those statutes.

APPROVAL OF THE BOARD OF DIRECTORS

The contents of the proxy statement have been approved and our Board of Directors has authorized the mailing thereof to our stockholders.

By Order of the Board of Directors

/s/ Ian R. McNeil
Ian R. McNeil
President and Chief Executive Officer
Henderson, Nevada
June __, 2008

PROXY
SEARCHLIGHT MINERALS CORP.
ANNUAL MEETING
JULY 31, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Ian R. McNeil and Carl S. Ager, and each or either of them, as proxyholders of the undersigned, with the full power to appoint their substitute, and hereby authorizes them to represent and vote, as designated on the reverse side hereof, all of the shares of the common stock of Searchlight Minerals Corp held of record by the undersigned, which the undersigned may be entitled to vote, at the close of business on June 20, 2008, at the Annual Meeting of Stockholders of Searchlight Minerals Corp to be held on July 31, 2008, and any continuation(s), postponement(s) or adjournment(s) thereof.

(Continued, and to be marked, dated and signed, on the other side.)

THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE CLASS III DIRECTOR NOMINEES UNDER PROPOSAL 1, AND FOR PROPOSALS 2, 3, 4 AND 5, AND AT THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES UNDER PROPOSAL 1, AND FOR PROPOSALS 2, 3, 4 AND 5. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK, AS FOLLOWS:

(1)	(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name listed below)	☐ FOR all Class III Director nominees listed herein (except as marked up to the contrary below).	☐ WITHHOLD AUTHORITY to vote for all nominees listed below.

01-Robert D. McDougal

(2)	To consider and vote upon an amendment and restatement of our articles of incorporation to authorize a class of up to 40,000,000 shares of preferred stock.
	☐ FOR	☐ AGAINST	☐ ABSTAIN
(3)
To consider and vote upon an amendment and restatement of our articles of incorporation to limit liability of directors and officers and permit indemnification of directors, officers and certain other persons.

	☐ FOR	☐ AGAINST	☐ ABSTAIN
(4)	To adopt our 2008 Stock Incentive Award Plan and to reserve up to 3,250,000 shares of common stock for issuance under the 2008 Stock Incentive Award Plan.
	☐ FOR	☐ AGAINST	☐ ABSTAIN
(5)	To adopt our 2008 Equity Incentive Plan for Directors and to reserve up to 750,000 shares of common stock for issuance under the 2008 Equity Incentive Plan for Directors.
	☐ FOR	☐ AGAINST	☐ ABSTAIN
_______________________________________________________________

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED, PRE-PAID ENVELOPE.

Please date and execute this Proxy exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _______________________________, 2008

___________________________________________
Signature
___________________________________________
Signature, if held jointly

APPENDIX A

AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
SEARCHLIGHT MINERALS CORP.

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, the President of Searchlight Minerals Corp. (the “Corporation”) does hereby certify:

1. That the Board of Directors of the Corporation at a meeting duly convened, held on June 11, 2008, adopted a resolution to amend and restate the articles of incorporation,

2. That the stockholders of the Corporation at a meeting duly convened, held on July __, 2008, approved a resolution to amend and restate the articles of incorporation, and

2. That the articles of incorporation of the Corporation, as amended to date, are correctly restated in their entirety, as follows:

I

The name of this Corporation is SEARCHLIGHT MINERALS CORP.

II

The objects to be transacted, business and pursuit and nature of the business, promoted or carried on by this Corporation are and shall continue to be engaged in any lawful activity except banking or insurance.

III

The Board of Directors shall consist of one or more members. The number of directors shall be fixed from time to time by the resolution of the Board of Directors.

IV

The Corporation is to have perpetual existence.

V

The total authorized capitalization of the Corporation shall be and is the sum of 400,000,000 shares of common stock having a par value of $0.001 per share, and 40,000,000 shares of preferred stock having a par value of $0.001 per share. All common stock of the Corporation shall have the same rights and preferences. All common stock shall carry full voting power and the shall be issued fully paid at such time as the Board of Directors may designate, in exchange for cash, property, or services, the stock of other corporations or other values, rights or things, and the judgment of the Board of Directors as to the value thereof shall be conclusive.

The preferred stock may be issued by the Corporation from time to time in one or more series and in such amounts as may be determined by the Board of Directors. The designations, voting rights, amounts of preference upon distribution of assets, rates of dividends, premiums of redemption, conversion rights and other variations, if any, the qualifications, limitations or restrictions thereof, if any, of the preferred stock, and of each series thereof, shall be such as are fixed by the Board of Directors, authority so to do being hereby expressly granted, and as are stated and expressed in a resolution or resolutions adopted by the Board of Directors providing for the issue of such series of preferred stock.

VI

After the subscription price or par value has been paid in, the capital stock shall be and remain non-assessable. The private property of the stockholders shall not be liable for the debts or liabilities of the Corporation.

VII

1. No director or officer of the Corporation shall be individually liable to the Corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his capacity as a director or officer, provided, that the foregoing clause shall not apply to any liability of a director or officer for any act or failure to act for which the General Corporation Law of the State of Nevada proscribes this limitation and then only to the extent that this limitation is specifically proscribed.

2. The Corporation may, to the fullest extent permitted by the General Corporation Law of the State of Nevada, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said law from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said law.

3. Neither any amendment or repeal of any Section of this Article VII, nor the adoption of any provision of these Articles of Incorporation inconsistent with this Article VII, shall eliminate or reduce the effect of this Article VII, in respect of any matter occurring, or any action, suit or proceeding accruing or arising or that, but for this Article VII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

IN WITNESS WHEREOF, I have set my hand this ___ day of _______, 2008.

Ian R. McNeil, President

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APPENDIX B

SEARCHLIGHT MINERALS CORP.
2008 STOCK INCENTIVE AWARD PLAN
For Employees and Other Service Providers
Established June 11, 2008

Section 1.	Purpose.

(a)
The purpose of this 2008 Stock Incentive Award Plan (the “Plan”) is to enable Searchlight Minerals Corp. (the “Company”) and its Subsidiaries to attract, retain, motivate, and reward employees, and other service providers of the Company and its Subsidiaries, to provide for equitable and competitive compensation opportunities, to recognize individual contributions and reward achievement of Company goals, and to promote the creation of long-term value for shareholders by strengthening the mutuality of interests between those employees and other service providers and the Company’s shareholders.

(b)
The Plan authorizes stock-based and cash-based incentives for Participants. Awards may be made in the form of (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Restricted Stock; (iv) Stock Appreciation Rights; (v) Stock Units; and (vi) any combination of the foregoing.

Section 2.	Definitions. The following terms have the respective meanings, in addition to the capitalized terms defined in Section 1 hereof or as otherwise defined throughout this document:

(a)
“Award” means any Option, SAR, Restricted Stock, Stock Unit, or Stock granted as a bonus or in lieu of another award, Dividend Equivalent, or Other Stock-Based Award, together with any related right or interest, granted to a Participant under the Plan.

(b)
“Award Agreement” means any Option Agreement, SAR Agreement, Restricted Stock Agreement, Stock Unit Agreement, or any other agreement under which the Company (or a Subsidiary) grants an Eligible Person an Award.

(c)
“Beneficiary” means the person(s) or trust(s) designated as being entitled to receive the benefits under a Participant’s Award upon and following a Participant’s death. Unless otherwise determined by the Committee, a Participant may designate one or more persons or one or more trusts as his or her Beneficiary.

(d)	“Board” means the Company’s Board of Directors.

(e)
“Cause” means, unless otherwise provided by the Committee, (i) “Cause” as defined in any Individual Agreement to which the Participant is a party, or (ii) if there is no such Individual Agreement or if it does not define Cause: (A) conviction of the Participant for committing a felony under federal law or in the law of the state in which such action occurred, (B) dishonesty in the course of fulfilling the Participant’s employment or service duties, (C) willful and deliberate failure on the part of the Participant to perform the Participant’s employment or service duties in any material respect, or (D) prior to a Corporate Transaction, such other events as shall be determined by the Committee. The Committee shall, unless otherwise provided in an Individual Agreement with the Participant, have the sole discretion to determine whether “Cause” exists, and its determination shall be final.

(f)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, any successor thereto, and including any regulations promulgated thereunder.

(g)
“Committee” means the Compensation Committee of the Board or any other committee authorized by the Board to administer the Plan which is composed of members who are both Outside Directors and Non-Employee Directors.

(h)
“Corporate Transaction” means the occurrence of any of the following: (i) any person or group of persons (as defined in Section 13(d) and 14(d) of the Exchange Act) together with his/her/their affiliates, excluding employee benefit plans of the Company, is or becomes, directly or indirectly, the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act) of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities; or (ii) a merger or consolidation of the Company with any other corporation or entity is consummated regardless of which entity is the survivor, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity or its parent) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iii) the Company is completely liquidated or all or substantially all of the Company’s assets are sold.

(i)	“Covered Employee” means an Eligible Person who is an employee of the Company, or a Subsidiary.

(j)	“Covered Service Provider” means an Eligible Person who is an independent contractor providing services to the Company.

(k)
“Date of Grant” means, as to a Stock Option Award, the date of the grant pursuant to Section 6(b) of the Plan, and as to Stock Appreciation Rights, Restricted Stock, Stock Units, and any other Awards under the Plan, the date of grant pursuant to Section 6(c) through (g) of the Plan.

(l)
“Disability” means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(C)(i) of the Code, or as otherwise defined in the Award Agreement.

(m)
“Dividend Equivalent” means a right, granted under this Plan, to receive cash, Stock, other Awards or other property equal in value to all or a portion of the dividends paid with respect to a specified number of shares of Stock.

(n)
“Effective Date” means the effective date of this Plan document, which is the date of the annual meeting of stockholders of the Company held in 2008, provided this Plan is approved by the Company’s Stockholders at such meeting.

(o)	“Eligible Persons” mean those persons who are designated by the Committee under Section 5(a) of this Plan to receive Awards.

(p)	“Exchange Act” means the Securities Exchange Act of 1934, as amended, and shall include any successor thereto.

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(q)
“Fair Market Value” or “FMV” means the fair market value of Stock, Awards or other property as determined in good faith by the Committee or under procedures established by the Committee as follows: if on the Date of Grant or other determination date the Stock is listed on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (if there is more than one such exchange or market the Committee shall determine the appropriate exchange or market) on the Date of Grant or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the reasonable application by the Committee of a reasonable valuation method in conformance with the requirements of Treasury Regulation Section 1.409A-1(b)(5)(iv)(B). The value used must have been calculated within 12 months from the date of grant. Fair Market Value relating to the exercise price or base price of any Option or SAR shall at all times conform to the applicable requirements of Code Section 409A. Notwithstanding any provision of this subsection to the contrary, the Fair Market Value of an Award shall be established by the Committee immediately prior to the grant of such Award.

(r)	“Incentive Stock Option” or “ISO” means any Option intended to be, designated as, and that otherwise qualifies as an “Incentive Stock Option” within the meaning of Code Section 422.

(s)	“Individual Agreement” means an employment or similar agreement between a Participant and the Company or one of its Subsidiaries.

(t)	“Non-Employee Director” has the meaning set forth under Section 16 of the Exchange Act.

(u)	“Nonstatutory Stock Option” means any Option that is not an Incentive Stock Option.

(v)	“Option” means a right to purchase Stock granted under Section 6(b) of the Plan.

(w)	“Outside Director” has the meaning set forth in Code Section 162(m).

(x)	“Other Stock-Based Awards” means Awards granted to a Participant that are valued, in whole or in part, by reference to, or otherwise based on, shares of Stock.

(y)	“Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(z)	“Plan” means the Searchlight Minerals Corp. 2008 Stock Incentive Award Plan.

(aa)	“Restricted Stock” means Stock granted under this Plan which is subject to certain restrictions and to a risk of forfeiture.

(bb)	“Section 16 Participant” means a Participant under the Plan who is subject to Section 16 of the Exchange Act.

(cc)
“Stock” means shares of the Company’s stock which is common stock for purposes of Section 305 of the Code and the regulations, and any other equity securities of the Company that may be substituted or resubstituted for such Stock. In all cases, stock shall constitute service recipient stock within the meaning of Treasury Regulation Section 1.409A-(b)(5)(iii).

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(dd)	“Stock Appreciation Rights” or “SARs” means a right granted to a Participant under Section 6(c) of the Plan.

(ee)
“Stock Units” means a right granted under this Plan to receive Stock or other Awards or a combination thereof at the end of a specified period. Stock Units subject to a risk of forfeiture may be designated as “Restricted Stock Units.”

(ff)
“Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in that chain.

Section 3.	Administration.

(a)
Authority of the Committee. The Plan shall be administered by the Committee. Any interpretation or administration of the Plan by the Committee, and all actions and determinations of the Committee, shall be final, binding and conclusive on the Company, its shareholders, Subsidiaries, all Participants in the Plan, their respective legal representatives, successors and assigns, and all persons claiming under or through any of them.

(b)
Composition of the Committee. The Committee shall consist of not less than three directors, all of whom shall be Outside Directors and Non-Employee Directors. Those Directors shall be appointed by the Board and shall serve as the Committee at the pleasure of the Board. The function of the Committee specified in the Plan shall be exercised by the entire Board if, and to the extent that, no Committee exists that has the authority to so administer the Plan.

(c)
Manner of Exercise of Committee Authority. The Committee shall have the full power and authority to interpret and administer the Plan in its sole discretion, including exercising all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan. The Committee’s powers and authorities include, without limitation, the sole ability to determine: eligibility criteria for Awards; persons to whom, and the time or times at which, Awards shall be granted; number of shares of Stock to be covered by each Award; interpretation of Plan provisions; amendments, rules, and regulations relating to the Plan; consideration, if any, to be paid for Awards; specific terms and conditions of individual Awards; and Awards that qualify as performance-based compensation under Code Section 162(m). The Committee shall have the power and authority to make all other determinations deemed necessary or advisable for the administration of the Plan.

(d)
Delegation of Authority. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan; provided, that such delegation may not include the selection or grant of Awards to Participants or Eligible Persons who are executive officers of the Company or any Subsidiary or Section 16 Participants.

(e)
Committee Vacancies. The Board shall fill all vacancies in the Committee. The Board may from time to time appoint additional members to the Committee and may at any time remove one or more Committee members and substitute others. One member of the Committee shall be selected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by not less than a majority of its members at a meeting or by written consent. The Committee shall keep minutes of its meetings. The Committee may appoint a secretary to keep such minutes and may make such rules and regulations for the conduct of its business as it shall deem advisable, but in accordance with the written charter prepared by the Board and which may be amended from time to time by the Board. The secretary shall not need to be a member of the Committee or a member of the Board.

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(f)
Limitation of Liability. The Committee and each member thereof, and any person acting pursuant to authority delegated by the Committee, shall be entitled, in good faith, to rely or act upon any report or other information furnished by any executive officer, other officer or employee of the Company or a Subsidiary, the Company’s independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee, any person acting pursuant to authority delegated by the Committee, and any officer or employee of the Company or a Subsidiary acting at the direction or on behalf of the Committee or a delegee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

Section 4.	Stock Subject to Plan.

(a)
Overall Number of Shares Available. Subject to adjustment as provided hereunder, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be 3,250,000 shares. Any shares of Stock issued under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b)
Accounting Procedures. The Committee may adopt reasonable accounting procedures to ensure appropriate counting of Stock subject to the Plan, avoid double counting (as, for example, in the case of tandem or substitute Awards), and make adjustments in accordance with this Section 4(b). Shares shall be counted against those reserved to the extent such shares have been delivered and are no longer subject to a risk of forfeiture. Accordingly, (i) to the extent that an Award under the Plan is canceled, expired, forfeited, settled in cash, settled by delivery of fewer shares than the number underlying the Award, or otherwise terminated without delivery of Stock to the Participant, the Stock retained by or returned to the Company will not be deemed to have been delivered under the Plan; and (ii) Stock that is withheld from such Award or separately surrendered by the Participant in payment of the exercise price or taxes relating to such Award shall be deemed to constitute Stock not delivered and will be available under the Plan. The Committee may determine that Awards may be outstanding that relate to more Stock than the aggregate shares of Stock remaining available under the Plan so long as Awards will not in fact result in delivery and vesting of shares of Stock in excess of the number then available under the Plan. In addition, in the case of any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a Subsidiary or Affiliate or with which the Company or a Subsidiary or Affiliate combines, shares delivered or deliverable in connection with such assumed or substitute Award shall not be counted against the number of shares of Stock reserved under the Plan.

(c)
Individual Annual Award Limits. No Participant may be granted Options or other Awards under the Plan with respect to an aggregate of more than 500,000 shares of Stock (subject to adjustment as otherwise may be provided for throughout this Plan) during any calendar year.

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Section 5.	Eligibility.

(a)
Eligibility. Grants of Awards may be made from time to time to those officers, employees and service providers of the Company or any Subsidiary who are designated by the Committee in its sole and exclusive discretion as eligible to receive such Awards (“Eligible Persons”). Eligible Persons may include, but shall not necessarily be limited to, employees, and service providers of the Company and any Subsidiary; however, Options intended to qualify as ISOs shall be granted only to Eligible Persons while actually employed by the Company or a Subsidiary. The Committee may grant more than one Award to the same Eligible Person.

(b)
Substitutions/Acquisitions. Holders of awards granted by a company or business acquired by the Company or a Subsidiary, or with which the Company or a Subsidiary combines, may be eligible for substitute Awards under this Plan that will be granted in assumption of or in substitution for such outstanding awards in connection with such acquisition or combination transaction. In such cases, holders of the assumed or substituted awards will become Participants in the Plan; provided, however, that such assumption or substitution in no way causes an Award under this Plan be treated as the grant of a new stock right or a change in the form of payment for purposes of Treasury regulation sections 1.409A-2 through 1.409A-6 or otherwise become subject to the terms and conditions of Code Section 409A.

(c)
Participation. An Eligible Person shall become a Participant in the Plan and shall perfect his or her Award only after he or she has completed the applicable Award Agreement in a manner that is satisfactory to the Committee and has delivered said Award Agreement to the Committee. A Participant shall continue his or her participation in the Plan, even if no longer an Eligible Person, until any and all of his or her interests that are held under the Plan expire or are paid. Participants who are on military leaves of absence, sick leaves, and any other bona fide leaves of absence are not considered to be separated from service and shall be deemed employed so long as the leave does not extend beyond three (3) months or, if longer, the individual retains reemployment rights under an applicable statute or by contract.

Section 6.	Specific Terms of Awards Granted Under the Plan.

(a)
General Terms of All Awards. All Awards granted under the Plan, including Awards of any Stock Units, shall be evidenced by individual agreements between the Company (or Subsidiary) and the applicable Eligible Person (an “Award Agreement”). Award Agreements may provide for grants of Awards on the specific terms and conditions set forth in this Section 6. Alternatively, the Committee may impose on any individual Award, as specified in the individual Award Agreement, such additional terms and conditions, not inconsistent with the provisions of the Plan, or applicable law, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion with respect to any term or condition of an Award that is not mandatory under the Plan and the terms of the Award Agreement; provided, that the exercise of such discretion shall in no event cause an Award to become subject to the terms and conditions of Code Section 409A, unless otherwise agreed upon between the Company (or Subsidiary) and the Eligible Person. For purposes of the Plan, “subject to the terms and conditions of Code Section 409A,” means the applicable Award or compensation subject to said Award provides for a deferral of compensation as determined under Code Section 409A and Treasury Regulations Section 1.409A-1(b). The Committee shall require the payment of lawful consideration for an Award to the extent necessary to satisfy the requirements of the Delaware General Company, and may otherwise require payment of consideration for an Award except as limited by the Plan and as otherwise required by applicable law.

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(b)
Option Awards. Options granted under the Plan shall be evidenced by an agreement (“Option Agreement”). Options that are awarded may be of one of two types which shall be indicated on the face of the Option Agreement: (i) ISOs or (ii) Nonstatutory Stock Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(i)
Option Term; Time and Method of Exercise. The Committee shall determine the term of each Option; provided that in no event shall the term of any Option exceed a period of 10 years from the Date of Grant. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid and the form of such payment (including, without limitation, cash, Stock (including by withholding Stock deliverable upon exercise), other Awards or awards granted under other plans of the Company or any Subsidiary, or other property), and the methods by or forms in which Stock will be delivered or deemed to be delivered in satisfaction of Options to Participants.

(ii)
Exercise Price. The option price per share of Stock purchasable under a Nonstatutory Stock Option or an Incentive Stock Option shall be determined by the Committee at or immediately prior to the Date of Grant, shall be set forth on the applicable Option Agreement, and shall be not less than 100% of the Fair Market Value of the Stock at the Date of Grant (or, with respect to an Incentive Stock Option, 110% of the Fair Market Value of the Stock at the Date of Grant in the case of a Participant who at the Date of Grant owns Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company or its parent or subsidiary corporations (as determined under Code Sections 424(d), (e) and (f))). Prior to the Date of Grant, the Committee shall specify the method by and date on which the Fair Market Value of the Option will be determined; said date shall be specified on the Option Agreement.

(iii)
Non-Transferability of Options. No Option shall be transferable by any Participant other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code or the Employment Retirement Income Security Act of 1974, as amended) except that, if so provided in the Option Agreement, the Participant may transfer the Option, other than an ISO, during the Participant’s lifetime to one or more members of the Participant’s family, to one or more trusts for the benefit of one or more of the Participant’s family, or to a partnership or partnerships of members of the Participant’s family, or to a charitable organization as defined in Code Section 501(c)(3), provided that the transfer would not result in the loss of any exemption under Rule 16b-3 of the Exchange Act with respect to any Option. The transferee of an Option will be subject to all restrictions, terms and conditions applicable to the Option prior to its transfer, except that the Option will not be further transferable by the transferee other than by will or by the laws of descent and distribution.

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(iv)	Disposition upon Termination of Employment.

(A)
Termination by Death. Subject to Sections 6(b)(i) and 6(b)(v), if any Participant’s employment (or service) with the Company or any Subsidiary terminates by reason of death, any Option held by that Participant shall become immediately and automatically vested and exercisable. If termination of a Participant’s employment (or service) is due to death, then any Option held by that Participant may thereafter be exercised for a period of two years (or with respect to an ISO, for a period of one year) (or such other period as the Committee may specify at or after grant) from the date of death. Notwithstanding the foregoing, in no event will any Option be exercisable after the expiration of the option period of such Option. The balance of the Option shall be forfeited if not exercised within two years (or one year with respect to ISOs).

(B)
Termination by Reason of Disability. Subject to Sections 6(b)(i) and 6(b)(v), if a Participant’s employment (or service) with the Company or any Subsidiary terminates by reason of Disability, any Option held by that Participant shall become immediately and automatically vested and exercisable. If termination of a Participant’s employment (or service) is due to Disability, then any Option held by that Participant may thereafter be exercised by the Participant or by the Participant’s duly authorized legal representative if the Participant is unable to exercise the Option as a result of the Participant’s Disability, for a period of two years (or with respect to an ISO, for a period of one year) (or such other period as the Committee may specify at or after grant) from the date of such termination of employment; and if the Participant dies within that two-year period (or such other period as the Committee may specify at or after grant), any unexercised Option held by that Participant shall thereafter be exercisable by the estate of the Participant (acting through its fiduciary) for the duration of the two-year period from the date of that termination of employment. Notwithstanding the foregoing, in no event will any Option be exercisable after the expiration of the option period of such Option. The balance of the Option shall be forfeited if not exercised within two years (or one year with respect to ISOs).

(C)
Termination for Cause. Unless otherwise determined by the Committee at or after the time of granting any Option, if a Participant’s employment (or service) with the Company or any Subsidiary terminates for Cause, any unvested Options will be forfeited and terminated immediately upon termination and any vested Options held by that Participant shall terminate 30 days after the date employment (or service) terminates. Notwithstanding the foregoing, in no event will any Option be exercisable after the expiration of the option period of such Option. The balance of the Option shall be forfeited.

(D)
Other Termination/Retirement. Unless otherwise determined by the Committee at or after the time of granting any Option, if a Participant retires from employment with the Company (or a Subsidiary) or a Participant’s employment (or service) with the Company (or a Subsidiary) terminates for any reason other than death, Disability, or for Cause, all ISOs held by that Participant shall terminate three months after the date employment (or service) terminates, and all Nonstatutory Stock Options held by that Participant shall terminate one year after the date employment (or service) terminates. Notwithstanding the foregoing, in no event will any Option be exercisable after the expiration of the option period (which shall be established in the Option Agreement) of such Option. The balance of the Option shall be forfeited.

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(E)
Leave of Absence. In the event a Participant is granted a military leave of absence, a sick leave, or any other bona fide leave of absence by the Company or any Subsidiary, the Participant’s employment with the Company or such Subsidiary will not be considered terminated, and the Participant shall be deemed an employee of the Company or such Subsidiary during such leave of absence or any extension thereof granted by the Company or such Subsidiary. Notwithstanding the foregoing, in the case of an ISO, a leave of absence of more than 90 days will be viewed as a termination of employment unless continued employment is guaranteed by contract or statute.

(v)
Incentive Stock Options. Notwithstanding Sections 6(b)(iii) and 6(b)(iv), an ISO shall be exercisable by (A) a Participant’s authorized legal representative (if the Participant is unable to exercise the ISO as a result of the Participant’s Disability) only if, and to the extent, permitted by Section 422 of the Code and (B) by the Participant’s estate, in the case of death, or authorized legal representative, in the case of Disability, no later than ten years from the date the ISO was granted (in addition to any other restrictions or limitations that may apply). Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Code Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any ISO under Code Section 422.

(c)
Stock Appreciation Rights. SARs granted under the Plan shall be evidenced by an agreement (“SAR Agreement”). The Committee is authorized to grant SARs to Participants on the following terms and conditions:

(i)
Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee. The grant price of each SAR shall be not less than the Fair Market Value of a share of Stock on the Date of Grant of such SAR.

(ii)
Other Terms. The Committee shall determine the term of each SAR, provided that in no event shall the term of an SAR exceed a period of ten years from the Date of Grant. The Committee shall determine at the Date of Grant or thereafter, the time or times at which and the circumstances under which an SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be free-standing or in tandem or combination with any other Award. The Committee may require that an outstanding Option be exchanged for an SAR exercisable for Stock having vesting, expiration, and other terms substantially the same as the Option, so long as such exchange will not result in additional accounting expense to the Company.

(d)
Restricted Stock. Restricted Stock granted under the Plan shall be evidenced by an agreement (“Restricted Stock Agreement”). The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i)
Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise and under such other circumstances as the Committee may determine at the Date of Grant, and which shall be set forth on the applicable Restricted Stock Agreement, or thereafter. Except to the extent restricted under the terms of the Plan and any Restricted Stock Agreement, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon; provided, however, that the Committee may require mandatory reinvestment of dividends in additional Restricted Stock, may provide that no dividends will be paid on Restricted Stock or retained by the Participant, or may impose other restrictions on the rights attached to Restricted Stock.

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(ii)
Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Restricted Stock Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes.

(iii)
Certificates for Stock. Restricted Stock granted under the Plan shall be evidenced in such manner as the Committee shall determine. Certificates representing Restricted Stock shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to the Award of such Restricted Stock. The Company shall retain physical possession of the stock certificates until the time that the restrictions thereon have lapsed, and the Participant shall have delivered a stock power to the Company, endorsed in blank, relating to the Stock covered by such Restricted Stock.

(iv)
Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may require that any dividends paid on a share of Restricted Stock shall be either (A) paid with respect to such Restricted Stock at the dividend payment date in cash, in kind, or in a number of shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) automatically reinvested in additional Restricted Stock or held in kind, which shall be subject to the same terms as applied to the original Restricted Stock to which it relates, or (C) deferred as to payment, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in Stock Units, other Awards or other investment vehicles, subject to such terms as the Committee shall determine or permit a Participant to elect. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

(e)
Stock Units. Stock Units granted under the Plan, whether or not subject to restrictions, shall be evidenced by an agreement (“Stock Unit Agreement”). The Committee is authorized to grant Stock Units to Participants, subject to the following terms and conditions:

(i)
Award and Restrictions. Issuance of Stock will occur upon expiration of the holding period, if any, specified for the Stock Units by the Committee. In addition, Stock Units shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse at the expiration of the holding period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, and under such other circumstances as the Committee may determine at the Date of Grant or thereafter. Stock Units may be settled by delivery of Stock, other Awards, or a combination thereof, as determined by the Committee at the Date of Grant or thereafter.

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(ii)
Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award document evidencing the Stock Units), all Stock Units that are at that time subject to such forfeiture conditions shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Stock Units will lapse in whole or in part, including in the event of terminations resulting from specified causes. Stock Units subject to a risk of forfeiture shall be designated as “Restricted Stock Units” unless otherwise determined by the Committee.

(iii)
Dividend Equivalents. Unless otherwise determined by the Committee, Dividend Equivalents on the specified number of shares of Stock underlying Stock Units shall be either (A) paid with respect to such Stock Units at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Stock Units, either as a cash deferral or as a number of additional Stock Units with a value equal to the value of the Dividend Equivalents or with such value otherwise deemed reinvested in additional Stock Units, other Awards or other investment vehicles having a Fair Market Value equal to the amount of such dividends, as the Committee shall determine or permit a Participant to elect; provided, however, that the Committee may provide that no Dividend Equivalents will be paid on a given Award of Stock Units.

(f)
Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant to Participants Stock as a bonus, or to grant Stock or other Awards in lieu of obligations of the Company or a Subsidiary or Affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee; provided, that such grants shall not be in lieu of prior promises to pay deferrals of compensation so that any Award under this Plan that would not otherwise be subject to Code Section 409A does not become subject to Code Section 409A due to a grant in lieu of other obligation of the Company or a Subsidiary; provided further, that any payment of such Stock as a bonus shall be paid or transferred to the Participant on the March 15 of the calendar year following the calendar year in which the Participant earned the bonus.

(g)
Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock or factors that may influence the value of Stock, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or affiliates or other business units. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section.

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Section 7.	Additional Provisions Applicable to Awards.

(a)
Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Subsidiary or Affiliate, or any business entity to be acquired by the Company or a Subsidiary or Affiliate, or any other right of a Participant to receive payment from the Company or any Subsidiary or Affiliate. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards. Subject to the Plan’s terms, the Committee may determine that, in granting a new Award, the in-the-money value or fair value of any surrendered Award or award or the value of any other right to payment surrendered by the Participant may be applied to the purchase of any other Award; provided, that such surrender does not result in a “modification,” “extension,” or “renewal,” of a Stock right, as determined under Code Section 409A, so that such Stock rights thereby become subject to the terms and conditions of Code Section 409A. Any transaction otherwise authorized under this Section 7(a) remains subject to all applicable restrictions under the Plan and may not result in an Award that is subject to the terms and conditions of Code Section 409A by virtue of such transaction; in such event, any transaction that would otherwise be permissible under this Section 7(a) shall be prohibited unless the Participant and the Company mutually agree in writing to cause an Award to become subject to the terms and conditions of Code Section 409A under this Section 7(a).

(b)
Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary or Affiliate upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, or in installments.

(c)
Certain Limitations on Awards to Ensure Compliance with Code Section 409A. Other provisions of the Plan notwithstanding, the terms of any “409A Award” (which for this purpose means only such an Award held by a Participant which is subject to the terms and conditions of Code Section 409A), including any authority of the Company and rights of the Participant with respect to the 409A Award, shall be limited to those terms permitted under Code Section 409A, and any terms or conditions not permitted under Code Section 409A shall be automatically modified and limited to the extent necessary to conform said Award with Code Section 409A. The following rules will apply to 409A Awards:

(A)
The terms of any such award, including any authority of the Company or the Committee and rights of a Participant with respect to the award, shall be limited to those terms permitted under Code Section 409A;

(B)	If a Participant is permitted to elect to defer such award or any payment under such award, the election shall be permitted only at times in compliance with Code Section 409A;

(C)	The Company shall have no authority to accelerate or delay distributions relating to such awards in excess of the authority permitted under Code Section 409A;

(D)
Any distribution of an award triggered by a Participant’s termination of employment (or service) shall be made only at the time that the Participant has had a Separation from Service or at such earlier time preceding a termination of employment (or service) that there occurs another event triggering a distribution under the Plan or the applicable Award Agreement in compliance with Code Section 409A;

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(E)
In the case of any distribution of such Award, the time and form of payment for such distribution will be specified in the Award Agreement; provided that, if the time and form of payment for such distribution is not otherwise specified in the Plan or an Award Agreement or other governing document, the distribution shall be made in one lump sum amount on March 15 in the calendar year following the calendar year at which the settlement of the Award is specified to occur, any applicable restriction lapses, or there is no longer a substantial risk of forfeiture applicable to such amounts, as determined under Code Section 409A; and

(F)
In the case of any such Award providing for a distribution upon the lapse of a substantial risk of forfeiture, as determined under Code Section 409A, the time and form of payment for such distribution will be specified in the Award Agreement; provided that, if the timing and form of payment of such distribution is not otherwise specified in the Plan or an Award Agreement or other governing document, the distribution shall be made in one lump sum amount on March 15 of the calendar year following the calendar year in which the substantial risk of forfeiture lapses.

(G)
Any distribution of a 409A Award to a “specified employee,” as defined in Code section 409A9a)(2)(b)(i) and Treasury Regulation Section 1.409A-1(c)(3))(v), after Separation from employee’s Separation from Service. In the case of installment payments, this six-month delay shall not affect the timing of any installment otherwise payable after the six-month delay period; and

(H)
In the case of any distribution of a 409A Award, the time and form of payment for such distribution will be specified in the Award Agreement, which will be provided to the Participant in the manner provided for under Code Section 409A; provided that, if the time and form of payment for such distribution is not otherwise specified in the Plan or an Award Agreement or other governing document, the distribution shall be made in one lump sum amount on March 15 in the calendar year following the calendar year at which the settlement of the Award is specified to occur, any applicable restriction lapses, or there is no longer a substantial risk of forfeiture applicable to such amounts.

Section 8.	Corporate Transactions.

(a)
Corporate Transaction in which Awards are not Assumed. Upon the occurrence of a Corporate Transaction in which outstanding Options, Share Appreciation Rights, Restricted Stock Awards, Stock Units, and Other Stock-Based Awards are not being assumed or continued:

(i)
All outstanding shares of Restricted Stock shall be deemed to have vested, and all Stock Units shall be deemed to have vested and the shares of Stock subject thereto shall be delivered, immediately prior to the occurrence of such Corporate Transaction, and

(ii)	Either of the following two actions shall be taken:

(A)
fifteen days prior to the scheduled consummation of a Corporate Transaction, all Options and Share Appreciation Rights outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen days, or

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(B)
the Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Stock, Stock Units, and/or Share Appreciation Rights and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock or Stock Units, equal to the formula or fixed price per share paid to holders of shares of Stock and, in the case of Options or Share Appreciation Rights, equal to the product of the number of shares of Stock subject to the Option or Share Appreciation Right (the “Award Shares”) multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (II) the Option Price or Share Appreciation Right Exercise Price applicable to such Award Shares.

With respect to the Company’s establishment of an exercise window, (i) any exercise of an Option or Share Appreciation Right during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Corporate Transaction, the Plan and all outstanding but unexercised Options and Share Appreciation Rights shall terminate. The Committee shall send notice of an event that will result in such a termination to all individuals who hold Options and Share Appreciation Rights not later than the time at which the Company gives notice thereof to its stockholders.

(b)
Corporate Transaction in which Awards are Assumed. The Plan, Options, Share Appreciation Rights, Restricted Stock Awards, Stock Units, and Other Stock-Based Awards theretofore granted shall continue in the manner and under the terms so provided in the event of any Corporate Transaction to the extent that provision is made in writing in connection with such Corporate Transaction for the assumption or continuation of the Options, Share Appreciation Rights, Restricted Stock Awards, Stock Units, and Other Stock-Based Awards theretofore granted, or for the substitution for such Options, Share Appreciation Rights, Restricted Stock Awards, Stock Units, and Other Stock-Based Awards for new common stock options and stock appreciation rights and new common stock units and restricted stock relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation right exercise prices in accordance with the provisions of Sections 5(b) and 10(c).

Section 9.	Additional Award Forfeiture Provisions.

The Committee may condition a Participant’s right to receive a grant of an Award, to exercise the Award, to receive a settlement or distribution with respect to the Award or to retain cash, Stock, other Awards, or other property acquired in connection with an Award, upon compliance by the Participant with specified conditions that protect the business interests of the Company and its Subsidiaries and Affiliates from harmful actions of the Participant, including conditions relating to non-competition, confidentiality of information relating to or possessed by the Company, non-solicitation of customers, suppliers, and employees of the Company, cooperation in litigation, non-disparagement of the Company and its Subsidiaries and Affiliates and the officers and directors of the Company and its Subsidiaries and Affiliates, and other restrictions upon or covenants of the Participant, including during specified periods following termination of employment or service to the Company. Accordingly, an Award Agreement may include terms providing for a “clawback” or forfeiture from the Participant of the profit or gain realized by a Participant in connection with an Award, including cash or other proceeds received upon sale of Stock acquired in connection with an Award.

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Section 10.	General Provisions.

(a)	Compliance with Legal and Other Requirements.

(i)
The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Corporate Transaction, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Corporate Transaction.

(ii)
If the Participant is subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, the grant of this Option shall not be effective until such person complies with the reporting requirement of Section 16(a).

(b)	Limits on Transferability; Beneficiaries.

(i)
Awards granted under the Plan shall not be transferable other than by will or by the laws of descent, and Options may be exercised as provided for under Section 6(b). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant (except in the case of an Option which is governed by Section 6(b)) shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee. Any attempted sale, pledge, assignment, hypothecation or other transfer of an Award contrary to the provisions hereof and the levy of any execution, attachment or similar process upon an Award shall be null and void and without force or effect and shall result in automatic termination of the Award.

(ii)
(A) As a condition to the transfer of any shares of Stock issued upon exercise of an Award granted under this Plan, the Company may require an opinion of counsel, satisfactory to the Company, to the effect that such transfer will not be in violation of the Securities Act of 1933 or any other applicable securities laws or that such transfer has been registered under federal and all applicable state securities laws; (B) further, the Company shall be authorized to refrain from delivering or transferring shares of Stock issued under this Plan until the Board determines that such delivery or transfer will not violate applicable securities laws and the Participant has tendered to the Company any federal, state or local tax owed by the Participant as a result of exercising the Award, or disposing of any Stock, when the Company has a legal liability to satisfy such tax; (C) the Company shall not be liable for damages due to delay in the delivery or issuance of any stock certificate for any reason whatsoever, including, but not limited to, a delay caused by listing requirements of any securities exchange or any registration requirements under the Securities Act of 1933, the Securities Exchange Act of 1934, or under any other state or federal law, rule or regulations; (D) the Company is under no obligation to take any action or incur any expense in order to register or qualify the delivery or transfer of shares of Stock under applicable securities laws or to perfect any exemption from such registration or qualification; and (E) furthermore, the Company will have no liability to any Participant for refusing to deliver or transfer shares of Stock if such refusal is based upon the foregoing provisions of this Paragraph.

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(c)
Effect of Certain Changes. In the event of any merger, reorganization, consolidation, recapitalization, share dividend, share split, combination of shares or other change in corporate structure of the Company affecting the Stock, such substitution or adjustment shall be made in the aggregate number of Stock reserved for issuance under the Plan, in the number and option price of Stock subject to outstanding Options granted under the Plan, in the number and purchase price of Stock subject to outstanding Award Agreements granted under the Plan, including the number of SARs, the number of shares of Restricted Stock, and any other outstanding Awards granted under the Plan as may be approved by the Committee, in its sole discretion, but the number of Stock subject to any Award shall always be a whole number. Any fractional shares shall be eliminated. Notwithstanding the foregoing, any event that results in a reorganization, consolidation, recapitalization, share dividend, share split, combination of shares or other change in corporate structure of the Company that affects the Company’s Stock, any substitution or adjustment of the number of shares of Stock underlying the applicable Award shall be done in accordance with Treasury Regulation Section 1.409A-1(b)(5), so that such Award does not result in an extension, modification, or renewal, as such terms are defined under Code Section 409A.

(d)	Tax Provisions.

(i)
Withholding. The Committee shall so require, as a condition of exercise, each Participant to agree that: (A) no later than the date of exercise of any Option granted hereunder, the optionee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of such Option; and (B) the Company shall, to the extent permitted or required by law, have the right to deduct federal, state and local taxes of any kind required by law to be withheld upon the exercise of such Option from any payment of any kind otherwise due to the Participant. For withholding tax purposes, the shares of Stock shall be valued on the date the withholding obligations are incurred. The Company shall not be obligated to advise any optionee of the existence of any such tax or the amount that the Company will be so required to withhold.

(ii)
Required Consent to and Notification of Code Section 83(b) Election. No election under Code Section 83(b) or under a similar provision of the laws of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award Agreement or by action of the Committee in writing prior to the making of such election. In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

(iii)
Requirement of Notification upon Disqualifying Disposition under Code Section 421(b). If any Participant shall make any disposition of shares of Stock delivered pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (i.e., a disqualifying disposition), such Participant shall notify the Company of such disposition within ten days thereof.

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(iv)
Contest of Tax Rulings. The Company shall have the right, but not the obligation, to contest, at its expense, any tax ruling or decision, administrative or judicial, on any issue which is related to the Plan and which the Board believes to be important to holders of Options issued under the Plan and to conduct any such contest or any litigation arising therefrom to a final decision.

(e)
Changes to the Plan. The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that any amendment that would: (i) materially increase the benefits accruing to Participants under the Plan, or (ii) increase the number of shares of Stock as to which Awards may be granted under the Plan or materially modify the requirements as to eligibility for participation in the Plan shall be subject to the approval of a majority of the shareholders of the Company presented or represented and entitled to vote at a duly constituted and held meeting of shareholders. Any such increase or modification that may result from adjustments authorized by Section 10(c) hereof shall not require such approval. Except as otherwise provided, no suspension, termination, modification or amendment of the Plan may adversely affect any Award previously granted, unless the written consent of the Participant is obtained.

(f)
Unfunded Status of Awards, Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for equity incentive compensation. With respect to any payments not yet made to a Participant or obligations to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.

(g)
Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive or compensation arrangements, apart from the Plan, as it may deem desirable, including incentive or compensation arrangements and awards that do not qualify under Code Section 162(m) or to which Code Section 409A does apply, and such other arrangements may be either applicable generally or only in specific cases.

(h)
Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(i)	Compliance with Code Section 162(m).

(i)
It is the intent of the Company that Options and SARs granted to Covered Employees and other Awards designated as Awards to Covered Employees shall constitute qualified “performance-based compensation” within the meaning of Code Section 162(m) unless otherwise determined by the Committee at the time of the Award grant. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee as likely to be a Covered Employee with respect to a specified fiscal year. If any provision of the Plan or any Award Agreement relating to an Award that is designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the applicable performance objectives.

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(ii)
Notwithstanding any other provision of this Plan to the contrary, the Company may delay the payment of any amount otherwise due to the Participant under this Plan if the Company reasonably anticipates that its deduction resulting from such payment, either alone or in combination with any other amounts to be paid or provided to under any section of this Plan or any Award Agreement associated with the Plan, would be reduced or eliminated by the Code Section 162(m) deduction limitation; provided, however, that the Company shall make payments to the Participant at the earliest date at which the Company believes the Code Section 162(m) deduction limitation will no longer reduce or eliminate the Company’s deduction for such payments.

(j)
Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable provisions of federal law.

(k)
Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Subsidiary or Affiliate, (ii) interfering in any way with the right of the Company or a Subsidiary or Affiliate to terminate any Eligible Person’s or Participant’s employment or service at any time (subject to the terms and provisions of any separate written agreements), (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award. Any Award shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary or Affiliate and shall not affect any benefits under any other benefit plan under which the availability or amount of benefits is related to the level of compensation (unless required by any such other plan or arrangement with specific reference to Awards under this Plan).

(l)
Termination of Right of Action. Every right of action arising out of or in connection with the Plan by or on behalf of the Company or of any Subsidiary, or by any shareholder of the Company or of any Subsidiary against any past, present or future member of the Board, or against any employer, or by an employee (past, present or future) against the Company or any Subsidiary will, irrespective of the place where an action may be brought and irrespective of the place of residence of any such shareholder, director or employee, cease and be barred as of the expiration of three years from the date of the act or omission in respect of which such right of action is alleged to have risen.

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(m)
Assumption. The terms and conditions of any outstanding Awards granted pursuant to this Plan shall be assumed by, be binding upon and inure to the benefit of any successor company to the Company and shall continue to be governed by, to the extent applicable, the terms and conditions of this Plan. Such successor Company shall not be otherwise obligated to assume this Plan.

(n)
Severability; Entire Agreement. If any of the provisions of this Plan or any Award document is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability, and the remaining provisions shall not be affected thereby; provided, that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award Agreements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof. No rule of strict construction shall be applied against the Company, the Committee, or any other person in the interpretation of any terms of the Plan, Award, or agreement or other document relating thereto.

(o)
Plan Effective Date. The Plan will become effective if, and at such time as, the stockholders of the Company have approved it by the affirmative votes of the holders of a majority of the voting securities of the Company present, or represented, and entitled to vote on the subject matter at a duly held meeting of stockholders, provided that the total vote cast on the proposal represents over 50 percent in interest of all securities entitled to vote on the proposal. The date of such stockholder approval will be the Effective Date. Unless earlier terminated by action of the Board, the authority of the Committee to make grants under the Plan will terminate on the date that is ten years after the latest date upon which stockholders of the Company have approved the Plan and the Plan will remain in effect until such time as the Company has no further rights or obligations with respect to outstanding Awards or otherwise under the Plan.

(p)	Adoption.

(i) This Plan was approved by the Board of Directors of the Company at a meeting on June 11, 2008.

(ii) This Plan was approved by the shareholders of the Company at a meeting on _______________, 2008.

SEARCHLIGHT MINERALS CORP.

By: _____________________________

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APPENDIX C

SEARCHLIGHT MINERALS CORP.

2008 EQUITY INCENTIVE PLAN FOR DIRECTORS

Section 1.	Purpose.

(a)
The purpose of this Searchlight Minerals Corp. 2008 Equity Incentive Plan for Directors (the “Plan”) is to assist Searchlight Minerals Corp. (the “Company”) in attracting and retaining qualified individuals to its Board of Directors. The Plan provides for equity ownership opportunities to Directors in order to encourage and enable them to participate in the Company’s future prosperity and growth and to better match the interests of such Directors and the Company’s shareholders.

(b)
The Plan authorizes stock-based and cash-based incentives for Participants. Awards may be made in the form of (i) Nonqualified Stock Options; (ii) Restricted Stock; (iii) Stock Units; and (iv) any combination of the foregoing.

Section 2.	Definitions. The following terms have the respective meanings, in addition to the capitalized terms defined in Section 1 hereof or as otherwise defined throughout this document:

(a)
“Award” means any Option, Restricted Stock, Stock Unit, or Stock granted in lieu of another award or Other Stock-Based Award, together with any related right or interest, granted to a Participant under the Plan.

(b)	“Award Agreement” means any Option Agreement, Restricted Stock Agreement, Stock Unit Agreement, or any other agreement under which the Company grants an Eligible Person an Award.

(c)
“Beneficiary” means the person(s) or trust(s) designated as being entitled to receive the benefits under a Participant’s Award upon and following a Participant’s death. Unless otherwise determined by the Committee, a Participant may designate one or more persons or one or more trusts as his or her Beneficiary.

(d)	“Board” means the Company’s Board of Directors.

(e)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, any successor thereto, and including any regulations promulgated thereunder.

(f)	“Committee” means the Compensation Committee of the Board or any other committee authorized by the Board to administer the Plan.

(g)
“Date of Grant” means, as to a Stock Option Award, the date of grant pursuant to Section 6(b) of the Plan, and as to Restricted Stock, Stock Units, or Other Stock-Based Awards the date of grant pursuant to Section 6(c), (d), or (e) of the Plan.

(h)
“Corporate Transaction” means the occurrence of any of the following: (i) any person or group of persons (as defined in Section 13(d) and 14(d) of the Exchange Act) together with its affiliates, excluding employee benefit plans of the Company, is or becomes, directly or indirectly, the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act) of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities; or (ii) a merger or consolidation of the Company with any other corporation or entity is consummated regardless of which entity is the survivor, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity or its parent) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iii) the Company is completely liquidated or all or substantially all of the Company’s assets are sold.

(i)	“Director” means an individual who provides services to the Company as a member of its Board of Directors whether or not as an employee.

(j)
“Disability” the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of no less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c) (i) of the Code.

(k)
“Dividend Equivalent” means a right, granted under this Plan, to receive cash, Stock, other Awards or other property equal in value to all or a portion of the dividends paid with respect to a specified number of shares of Stock.

(l)	“Eligible Persons” mean those persons who are designated by the Committee under Section 5(a) of this Plan to receive Awards.

(m)	“Exchange Act” means the Securities Exchange Act of 1934, as amended, and shall include any successor thereto.

(n)
“Fair Market Value” or “FMV” means the fair market value of Stock, Awards or other property as determined in good faith by the Committee or under procedures established by the Committee as follows: If on the Date of Grant or other determination date the Stock is listed on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (if there is more than one such exchange or market, the Committee shall determine the appropriate exchange or market) on the Date of Grant or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by reasonable application by the Committee of a reasonable valuation method in conformance with the requirements of Treasury Regulations Section 1.409A-1b)(5)(iv)(B). The value used must have been calculated within 12 months from the Date of Grant. Fair Market Value relating to the exercise price or base price of any Option or SAR shall at all times conform to the applicable requirements of Code Section 409A. Notwithstanding any provision of this subsection to the contrary, the Fair Market Value of an Award shall be established by the Committee immediately prior to the grant of such Award.

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(o)
“Incentive Stock Option” or “ISO” means any Option intended to be, designated as, and that otherwise qualifies as an “Incentive Stock Option” within the meaning of Code Section 422. Incentive Stock Options are not granted under this Plan.

(p)	“Nonqualified Stock Option” means any Option that is not an Incentive Stock Option.

(q)	“Option” means a right to purchase Stock granted under Section 6(b) of the Plan; provided all Options granted under the Plan shall be Nonqualified Stock Options.

(r)	“Other Stock-Based Awards” means Awards granted to a Participant that are valued, in whole or in part, by reference to, or otherwise based on, shares of Stock.

(s)	“Participant” means a person who has been granted an Award under the Plan that remains outstanding, including a person who is no longer an Eligible Person.

(t)	“Restricted Stock” means Stock granted under this Plan, which is subject to certain restrictions and to a risk of forfeiture.

(u)	“Section 16 Participant” means a Participant under the Plan who is subject to Section 16 of the Exchange Act.

(v)
“Stock” means shares of the Company’s Common Stock, with $0.001 par value per share, and any other equity securities of the Company that may be substituted or resubstituted for such Stock. In all cases under this plan, Stock shall constitute “service recipient stock” within the meaning of Treasury Regulation Section 1.409A-1(b)(5)(iii).

(w)
“Stock Units” means a right granted under this Plan to receive Stock or other Awards or a combination thereof at the end of a specified period. Stock Units subject to a risk of forfeiture may be designated as “Restricted Stock Units.”

Section 3.	Administration.

(a)
Authority of the Committee. The Plan shall be administered by the Committee. Any interpretation or administration of the Plan by the Committee, and all actions and determinations of the Committee, shall be final, binding and conclusive on the Company, its shareholders, all Participants in the Plan, their respective legal representatives, successors and assigns, and all persons claiming under or through any of them.

(b)
Composition of the Committee. The Committee shall consist of not less than three directors. Those Directors shall be appointed by the Board and shall serve as the Committee at the pleasure of the Board. The function of the Committee specified in the Plan shall be exercised by the entire Board if, and to the extent, that no Committee exists that has the authority to so administer the Plan.

3

(c)
Manner of Exercise of Committee Authority. The Committee shall have the full power and authority to interpret and administer the Plan in its sole discretion, including exercising all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan. The Committee shall have the power and authority to make all other determinations deemed necessary or advisable for the administration of the Plan.

(d)
Delegation of Authority. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan; provided, that such delegation may not include the selection or grant of Awards to Participants or Eligible Persons who are executive officers of the Company or any Subsidiary or Affiliate, or Section 16 Participants.

(e)
Committee Vacancies. The Board shall fill all vacancies in the Committee. The Board may from time to time appoint additional members to the Committee and may at any time remove one or more Committee members and substitute others. One member of the Committee shall be selected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by not less than a majority of its members either present in-person or participating by conference telephone at a meeting or by written consent. The Committee shall keep minutes of its meetings. The Committee may appoint a secretary to keep such minutes and may make such rules and regulations for the conduct of its business as it shall deem advisable, but in accordance with the written charter prepared by the Board and which may be amended from time to time by the Board. The secretary shall not need to be a member of the Committee or a member of the Board.

(f)
Limitation of Liability. The Committee and each member thereof, and any person acting pursuant to authority delegated by the Committee, shall be entitled, in good faith, to rely or act upon any report or other information furnished by any executive officer, other officer or employee of the Company, the Company’s independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee, any person acting pursuant to authority delegated by the Committee, and any officer or employee of the Company acting at the direction or on behalf of the Committee or a delegee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

Section 4.	Stock Subject To Plan.

(a)
Overall Number of Shares Available. Subject to adjustment as provided under Section 10(c), the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be 750,000 shares. Any shares of Stock issued under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

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(b)
Accounting Procedures. The Committee may adopt reasonable accounting procedures to ensure an appropriate accounting of stock subject to the Plan, avoid double counting (as, for example, in the case of tandem or substitute Awards) and make adjustments in accordance with this Section 4(b). Shares shall be counted against those reserved to the extent such shares have been delivered and are no longer subject to a risk of forfeiture. Accordingly, (i) to the extent that an Award under the Plan is canceled, expired, forfeited, settled in cash, settled by delivery of fewer shares than the number underlying the Award, or otherwise terminated without delivery of Stock to the Participant, the Stock retained by or returned to the Company will not be deemed to have been delivered under the Plan; and (ii) Stock that is withheld from such Award or separately surrendered by the Participant in payment of the exercise price or taxes relating to such Award shall be deemed to constitute Stock not delivered and will be available under the Plan. The Committee may determine that Awards may be outstanding that relate to more Stock than the aggregate shares of Stock remaining available under the Plan so long as Awards will not in fact result in delivery and vesting of shares of Stock in excess of the number then available under the Plan. In addition, in the case of any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or with which the Company combines, shares delivered or deliverable in connection with such assumed or substitute Award shall not be counted against the number of shares of Stock reserved under the Plan.

(c)
Individual Annual Award Limits. No Participant may be granted Options or other Awards under the Plan with respect to an aggregate of more than 250,000 shares of Stock (subject to adjustment as otherwise may be provided for throughout this Plan) during any calendar year.

Section 5.	Eligibility.

(a)
Eligibility. Grants of Awards may be made from time to time only to those Directors designated by the Committee in its sole and exclusive discretion as eligible to receive such Awards (“Eligible Persons”). The Committee may grant more than one Award to the same Eligible Person. Awards may be made to members of the Committee and must be approved and granted by a majority of the disinterested members of the Board.

(b)
Participation. An Eligible Person shall become a Participant in the Plan and shall perfect his or her Award only after he or she has completed the applicable Award Agreement in a manner that is satisfactory to the Committee and has delivered said Award Agreement to the Committee. A Participant shall continue his or her participation in the Plan, even if no longer an Eligible Person, until any and all of his or her interests that are held under the Plan expire or are paid. No award shall be granted to any Eligible Person during any period of time when such Eligible Person is not a Director of the Company.

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Section 6.	Specific Terms of Awards Granted Under the Plan.

(a)
General Terms of All Awards. All Awards granted under the Plan, including Awards of any Stock Units, shall be evidenced by individual agreements between the Company and the applicable Eligible Person (an “Award Agreement”). Award Agreements may provide for grants of Awards on the specific terms and conditions set forth in this Section 6. Alternatively, the Committee may impose on any individual Award, as specified in the individual Award Agreement, such additional terms and conditions, not inconsistent with the provisions of the Plan, or applicable law, as the Committee shall determine, including terms requiring forfeiture of Awards and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion with respect to any term or condition of an Award that is not mandatory under the Plan and the terms of the Award Agreement; provided, that the exercise of such discretion shall in no event cause an Award to become subject to the terms and conditions of Code Section 409A, unless otherwise agreed upon between the Company and the Eligible Person. For purposes of this Plan, “subject to the terms and conditions of Code Section 409A” means the applicable Award or Compensation subject to said Award provides for a deferral of compensation as determined under Code Section 409A and Treasury Regulations Section 1.409A-1(b)(5).

(b)
Option Awards. Options granted under the Plan shall be evidenced by an agreement (“Option Agreement”). Only Nonqualified Stock Options may be awarded to Participants, which may be granted on the following terms and conditions:

(i)
Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid and the form of such payment, including, without limitation, cash, Stock (including by withholding Stock deliverable upon exercise), other Awards, and the methods by or forms in which Stock will be delivered or deemed to be delivered in satisfaction of Options.

(ii)	Option Term. Each Option shall be exercisable for ten years from the Date of Grant or such lesser period, as specified in the Option Agreement.

(iii)
Exercise Price. The option price per share of Stock purchasable under an Option shall be determined by the Committee, shall be set forth on the applicable Option Agreement, and shall be not less than 100% of the Fair Market Value of the Stock at the Date of Grant. Prior to the Date of Grant, the Committee shall specify the method by and date on which the Fair Market Value of the Option will be determined.

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(iv)
Non-Transferability of Options. No Option shall be transferable by any Participant other than with prior approval by the Committee. Any attempted transfer without Committee approval shall be null and void. Unless Committee approval of the transfer shall have been obtained, all Options shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s legal representative. Without limiting the generality of the foregoing, the Committee may, in the manner established by the Committee, provide for the irrevocable transfer, without payment of consideration, of any Option by a Participant to a member of the Participant’s family or to a family entity. In such case, the Option shall be exercisable only by such transferee. For purposes of this provision: (a) a Participant’s “family” shall include the Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including through adoptive relationships, and any person sharing the Participant’s household (other than a tenant or employee); and (b) a “family entity” shall include a trust in which the foregoing persons have more than fifty percent of the beneficial interest, a foundation in which the foregoing persons (or the Participant) control the management of assets, and any other entity in which the foregoing persons (or the Participant) own more than fifty percent of the voting interests; and (c) neither a transfer under a domestic relations order in settlement of marital property rights nor a transfer to an entity in which more than fifty percent of the voting interests are owned by family members (or the Participant) in exchange for an interest in that entity shall be considered to be a transfer for consideration.

(v)
Treatment of Vested and Unvested Options Upon Termination of Service on the Board. Except as otherwise provided in Section 6(b)(vi), if a Participant ceases to be a member of the Company’s Board of Directors for any reason other than death, then all unvested Options will be forfeited and terminated immediately upon termination and all vested Options held by that Participant shall be exercisable until the expiration of the option period of such vested Options. The balance of the Option shall be forfeited.

(vi)
Termination of Service by Reason of Death. If the Participant ceases to be a member of the Company’s Board of Directors by reason of death, any unvested portion of the Option shall vest upon and become exercisable in full from and after such death. The Option may thereafter be exercised by any transferee of the Participant, if applicable, or by the legal representative of the estate or by the legatee of Participant under the will of the Participant for a period of one year following the Participant’s death.

(c)
Restricted Stock. Restricted Stock granted under the Plan shall be evidenced by an agreement (“Restricted Stock Agreement”). The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i)
Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments or otherwise and under such other circumstances as the Committee may determine at the Date of Grant, and which shall be set forth on the applicable Restricted Stock Agreement, or thereafter. Except to the extent restricted under the terms of the Plan and any Restricted Stock Agreement, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon; provided, however, that the Committee may require mandatory reinvestment of dividends in additional Restricted Stock, may provide that no dividends will be paid on Restricted Stock or retained by the Participant, or may impose other restrictions on the rights attached to Restricted Stock.

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(ii)
Forfeiture. Except as otherwise determined by the Committee, upon termination of directorship or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Restricted Stock Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes.

(iii)
Certificates for Stock. Restricted Stock granted under the Plan shall be evidenced in such manner as the Committee shall determine. Certificates representing Restricted Stock shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to the Award of such Restricted Stock. The Company shall retain physical possession of the stock certificates until the time that the restrictions thereon have lapsed, and the Participant shall have delivered a stock power to the Company, endorsed in blank, relating to the Stock covered by such Restricted Stock.

(iv)
Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may require that any dividends paid on a share of Restricted Stock shall be either (A) paid with respect to such Restricted Stock at the dividend payment date in cash, in kind, or in a number of shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) automatically reinvested in additional Restricted Stock or held in kind, which shall be subject to the same terms as applied to the original Restricted Stock to which it relates, or (C) deferred as to payment, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in Stock Units, other Awards or other investment vehicles, subject to such terms as the Committee shall determine or permit a Participant to elect. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

(d)
Stock Units. Stock Units granted under the Plan, whether or not subject to restrictions, shall be evidenced by an agreement (“Stock Unit Agreement”). The Committee is authorized to grant Stock Units to Participants, subject to the following terms and conditions:

(i)
Award and Restrictions. Issuance of Stock will occur upon expiration of the holding period, if any, specified for the Stock Units by the Committee. In addition, Stock Units shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse at the expiration of the holding period or at earlier specified times, separately or in combination, in installments or otherwise, and under such other circumstances as the Committee may determine at the Date of Grant or thereafter. Stock Units may be settled by delivery of Stock, other Awards, or a combination thereof, as determined by the Committee at the Date of Grant or thereafter.

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(ii)
Forfeiture. Except as otherwise determined by the Committee, upon a Participant’s termination of directorship during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award document evidencing the Stock Units), all Stock Units that are at that time subject to such forfeiture conditions shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Stock Units will lapse in whole or in part, including in the event of terminations resulting from specified causes. Stock Units subject to a risk of forfeiture shall be designated as “Restricted Stock Units” unless otherwise determined by the Committee.

(iii)
Dividend Equivalents. Unless otherwise determined by the Committee, Dividend Equivalents on the specified number of shares of Stock underlying Stock Units shall be either (A) paid with respect to such Stock Units at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Stock Units, either as a cash deferral or as a number of additional Stock Units with a value equal to the value of the Dividend Equivalents or with such value otherwise deemed reinvested in additional Stock Units, other Awards or other investment vehicles having a Fair Market Value equal to the amount of such dividends, as the Committee shall determine or permit a Participant to elect; provided, however, that the Committee may provide that no Dividend Equivalents will be paid on a given Award of Stock Units.

(e)
Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock or factors that may influence the value of Stock, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or affiliates or other business units. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section.

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Section 7.	Additional Provisions Applicable to Awards.

(a)
Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company or any other right of a Participant to receive payment from the Company. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards. Subject to the Plan’s terms, the Committee may determine that, in granting a new Award, the in-the-money value or fair value of any surrendered Award or award or the value of any other right to payment surrendered by the Participant may be applied to the purchase of any other Award; provided, that such surrender does not result in a “modification,” “extension,” or “renewal,” of a stock right, as determined under Code Section 409A, so that such stock rights thereby become subject to the terms and conditions of Code Section 409A. Any transaction otherwise authorized under this Section 7(a) remains subject to all applicable restrictions under the Plan and may not result in an Award that is not otherwise subject to the terms and conditions of Code Section 409A becoming subject to the terms and conditions of Code Section 409A by virtue of such transaction; in such event, any transaction that would otherwise be permissible under this Section 7(a) shall be prohibited unless the Participant and the Company mutually agree in writing to cause an Award to become subject to the terms and conditions of Code Section 409A under this Section 7(a).

(b)
Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, or in installments.

(c)
Certain Limitations on Awards to Ensure Compliance with Code Section 409A. Other provisions of the Plan notwithstanding, the terms of any “409A Award” (which for this purpose means only such an Award held by a Participant which is subject to the terms and conditions of Code Section 409A), including any authority of the Company and rights of the Participant with respect to the 409A Award, shall be limited to those terms permitted under Code Section 409A, and any terms or conditions not permitted under Code Section 409A shall be automatically modified and limited to the extent necessary to conform said Award with Code Section 409A. The following rules will apply to 409A Awards:

(A)
The terms of any such award, including any authority of the Company or the Committee and rights of a Participant with respect to the award, shall be limited to those terms permitted under Code Section 409A;

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(B)	If a Participant is permitted to elect to defer such award or any payment under such award, the election shall be permitted only at times in compliance with Code Section 409A;

(C)	The Company shall have no authority to accelerate or delay distributions relating to such awards in excess of the authority permitted under Code Section 409A;

(D)
Any distribution of an Award triggered by a Participant ending his or her service as a member of the Company’s Board of Directors shall be made only at the time that the Participant has had a Separation from Service (as defined under Code Section 409A) or at such earlier time preceding the end of Participant’s term as a member of the Board of Directors that there occurs another event triggering a distribution under the Plan or the applicable Award Agreement in compliance with Code Section 409A;

(E)
In the case of any distribution of such Award, the time and form of payment for such distribution will be specified in the Award Agreement; provided that, if the time and form of payment for such distribution is not otherwise specified in the Plan or an Award Agreement or other governing document, the distribution shall be made in one lump sum amount on March 15 in the calendar year following the calendar year at which the settlement of the Award is specified to occur, any applicable restriction lapses, or there is no longer a substantial risk of forfeiture applicable to such amounts; and

(F)
In the case of any such Award providing for a distribution upon the lapse of a substantial risk of forfeiture, the time and form of payment for such distribution will be specified in the Award Agreement; provided that, if the timing and form of payment of such distribution is not otherwise specified in the Plan or an Award Agreement or other governing document, the distribution shall be made in one lump sum amount on March 15 of the calendar year following the calendar year in which the substantial risk of forfeiture lapses.

Section 8.	Corporate Transactions.

(a)
Corporate Transaction in which Awards are not Assumed. Upon the occurrence of a Corporate Transaction in which outstanding Options, Restricted Stock Awards, Stock Units, and Other Stock-Based Awards are not being assumed or continued:

(i)
All outstanding shares of Restricted Stock shall be deemed to have vested, and all Stock Units shall be deemed to have vested and the shares of Stock subject thereto shall be delivered, immediately prior to the occurrence of such Corporate Transaction, and

(ii)	Either of the following two actions shall be taken:

(A)
fifteen days prior to the scheduled consummation of a Corporate Transaction, all Options outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen days, or

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(B)
the Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Stock, and/or Stock Units and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock or Stock Units, equal to the formula or fixed price per share paid to holders of shares of Stock and, in the case of Options, equal to the product of the number of shares of Stock subject to the Option (the “Award Shares”) multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (II) the Option Price Exercise Price applicable to such Award Shares.

With respect to the Company’s establishment of an exercise window, (i) any exercise of an Option during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Corporate Transaction, the Plan and all outstanding but unexercised Options shall terminate. The Committee shall send notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its stockholders.

(b)
Corporate Transaction in which Awards are Assumed. The Plan, Options, Restricted Stock Awards, Stock Units, and Other Stock-Based Awards theretofore granted shall continue in the manner and under the terms so provided in the event of any Corporate Transaction to the extent that provision is made in writing in connection with such Corporate Transaction for the assumption or continuation of the Options, Restricted Stock Awards, Stock Units, and Other Stock-Based Awards theretofore granted, or for the substitution for such Options, Restricted Stock Awards, Stock Units, and Other Stock-Based Awards for new common stock options and new common stock units and restricted stock relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option exercise prices in accordance with the provisions of Sections 5(b) and 10(c).

Section 9.	Additional Award Forfeiture Provisions.

The Committee may condition a Participant’s right to receive a grant of an Award, to exercise the Award, to receive a settlement or distribution with respect to the Award or to retain cash, Stock, other Awards, or other property acquired in connection with an Award, upon compliance by the Participant with specified conditions that protect the business interests of the Company from harmful actions of the Participant, including conditions relating to confidentiality of information relating to or possessed by the Company, non-solicitation of customers, suppliers, and employees of the Company, cooperation in litigation, non-disparagement of the Company and the officers, directors and affiliates of the Company and other restrictions upon or covenants of the Participant, including during specified periods following termination of directorship.

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Section 10.	General Provisions.

(a)
Compliance with Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with the occurrence of a Corporate Transaction, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Corporate Transaction.

(b)	Limits on Transferability; Beneficiaries.

(i)
Awards granted under the Plan shall not be transferable except as permitted by the Company. Options may be exercised as provided for under Section 6(b). All other Awards may be transferable by will and the laws of descent and distribution, but only if specifically provided for in the Award Agreement. Any attempted sale, pledge, assignment, hypothecation or other transfer of an Award contrary to the provisions hereof and, the levy of any execution, attachment or similar process upon an Award shall be null and void and without force or effect and shall result in automatic termination of the Award.

(ii)
(A) As a condition to the transfer of any shares of Stock issued upon exercise of an Award granted under this Plan, the Company may require an opinion of counsel, satisfactory to the Company, to the effect that such transfer will not be in violation of the Securities Act of 1933 or any other applicable securities laws or that such transfer has been registered under federal and all applicable state securities laws; (B) further, the Company shall be authorized to refrain from delivering or transferring shares of Stock issued under this Plan until the Board determines that such delivery or transfer will not violate applicable securities laws and the Participant has tendered to the Company any federal, state or local tax owed by the Participant as a result of exercising the Award, or disposing of any Stock, when the Company has a legal liability to satisfy such tax; (C) the Company shall not be liable for damages due to delay in the delivery or issuance of any stock certificate for any reason whatsoever, including, but not limited to, a delay caused by listing requirements of any securities exchange or any registration requirements under the Securities Act of 1933, the Securities Exchange Act of 1934, or under any other state or federal law, rule or regulations; (D) the Company is under no obligation to take any action or incur any expense in order to register or qualify the delivery or transfer of shares of Stock under applicable securities laws or to perfect any exemption from such registration or qualification; and (E) furthermore, the Company will have no liability to any Participant for refusing to deliver or transfer shares of Stock if such refusal is based upon the foregoing provisions of this Section.

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(c)
Effect of Certain Changes. In the event of any merger, reorganization, consolidation, recapitalization, share dividend, share split, combination of shares or other change in corporate structure of the Company affecting the Stock, such substitution or adjustment shall be made in the aggregate number of Stock reserved for issuance under the Plan, in the number and option price of Stock subject to outstanding Options granted under the Plan, and in the number and purchase price of Stock subject to outstanding Award Agreements granted under the Plan, as may be approved by the Committee, in its sole discretion, but the number of Stock subject to any Award shall always be a whole number. Any fractional Shares shall be eliminated. Notwithstanding the foregoing, any event that results in a reorganization, consolidation, recapitalization, share dividend, share split, combination of shares or other change in corporate structure of the Company that affects the Company’s Stock, any substitution or adjustment of the number of shares of Stock underlying the applicable Award shall be done in accordance with Treasury Regulation Section 1.409A-1(b)(5), so that such Award does not result in an extension, modification, or renewal, as such terms are defined under Code Section 409A.

(d)	Tax Provisions.

(i)
Withholding. The Committee shall so require, as a condition of exercise, each Participant shall agree that: (A) no later than the date of exercise of any Option granted hereunder, the optionee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of such Option; and (B) the Company shall, to the extent permitted or required by law, have the right to deduct federal, state and local taxes of any kind required by law to be withheld upon the exercise of such Option from any payment of any kind otherwise due to the optionee. For withholding tax purposes, the shares of Stock shall be valued on the date the withholding obligations are incurred. The Company shall not be obligated to advise any optionee of the existence of any such tax or the amount that the Company will be so required to withhold.

(ii)
Required Consent to and Notification of Code Section 83(b) Election. No election under Code Section 83(b) or under a similar provision of the laws of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award Agreement or by action of the Committee in writing prior to the making of such election. In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

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(e)	Changes to the Plan. The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that any amendment that would:

(i)
(A) materially increase the benefits accruing to Participants under the Plan, or (B) increase the number of shares of Stock as to which Awards may be granted under the Plan or materially modify the requirements as to eligibility for participation in the Plan, shall be subject to the approval of a majority of the shareholders of the Company presented or represented and entitled to vote at a duly constituted and held meeting of shareholders;

(ii)	Any such increase or modification that may result from adjustments authorized by Section 10(c) hereof shall not require such approval; and

(iii)
Except as otherwise provided, no suspension, termination, modification or amendment of the Plan may adversely affect any Award previously granted, unless the written consent of the Participant is obtained.

(f)
Unfunded Status of Awards, Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for equity incentive compensation. With respect to any payments not yet made to a Participant or obligations to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.

(g)
Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive or compensation arrangements, apart from the Plan, as it may deem desirable, including incentive or compensation arrangements and awards to which Code Section 409A does apply, and such other arrangements may be either applicable generally or only in specific cases.

(h)
Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(i)
Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Nevada, without giving effect to principles of conflicts of laws, and applicable provisions of federal law.

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(j)
Limitation on Rights Conferred under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Outside Director or Participant the right to continue as a Director or Participant or in service of the Company as a member of the Board; (ii) interfering in any way with the right of the Company to terminate any Outside Director’s or Participant’s service on the Company’s Board at any time (subject to the terms and provisions of any separate written agreements); (iii) giving a Director or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Outside Directors; or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

(k)
Termination of Right of Action. Every right of action arising out of or in connection with the Plan by or on behalf of the Company or by any shareholder of the Company against any past, present or future member of the Board, or against any employer, or by an employee (past, present or future) against the Company will, irrespective of the place where an action may be brought and irrespective of the place of residence of any such shareholder, director or employee, cease and be barred as of the expiration of three years from the date of the act or omission in respect of which such right of action is alleged to have risen.

(l)
Assumption. The terms and conditions of any outstanding Awards granted pursuant to this Plan shall be assumed by, be binding upon and inure to the benefit of any successor company to the Company and shall continue to be governed by, to the extent applicable, the terms and conditions of this Plan. Such successor Company shall not be otherwise obligated to assume this Plan.

(m)
Severability; Entire Agreement. If any of the provisions of this Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability, and the remaining provisions shall not be affected thereby; provided, that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award Agreements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof. No rule of strict construction shall be applied against the Company, the Committee, or any other person in the interpretation of any terms of the Plan, Award, or Award Agreement or other document relating thereto.

(n)
Plan Effective Date. The Plan shall be effective June 11, 2008 (the “Effective Date”), subject to its approval by the stockholders of the Company by the affirmative votes of the holders of a majority of the voting securities of the Company present, or represented, and entitled to vote on the subject matter at a duly held meeting of stockholders; provided, that the total vote cast on the proposal represents over fifty percent (50%) in interest of all securities entitled to vote on the proposal.

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(o)	Adoption.

(i) This Plan was approved by the Board of Directors of the Company at a meeting on June 11, 2008.

(ii) This Plan was approved by the shareholders of the Company at a meeting on _______________, 2008.

SEARCHLIGHT MINERALS CORP.

By	_________________________________

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